                                                                 EXHIBIT 10.51


                                 CONFIDENTIAL
                                  ------------
                      DEVELOPMENT AND SERVICES AGREEMENT
                      ----------------------------------

This Agreement (this "Agreement"), effective as of July 1, 1999 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and drkoop.com, Inc., ("Company"), a Delaware corporation, with its principal offices at 8920 Business Park Drive, Suite 200, Austin, Texas 78759 (each a "Party" and collectively the "Parties").

                                 INTRODUCTION
                                 ------------

AOL provides online access and services through the AOL Network, including without limitation the AOL Service, Netscape Netcenter, the CompuServe brand service, Digital City and AOL.com (as such terms are defined herein).

Company is a provider of various health and medical care information, products and services, including products and services currently offered through the Internet at http://www.drkoop.com.

AOL and Company wish to enter into an agreement on the terms and conditions set forth herein whereby Company will have principal responsibility for developing, producing, managing and providing Content for an online personal medical records and health information service (as defined herein, "PMR Service") permitting individual consumers to maintain and access online personal medical records information and to access related value added services, products and content provided by or in conjunction with third parties such as medical insurance
companies.   The PMR Service will be managed by Company for AOL as provided herein (the "AOL PMR Service"). In addition, Company will have the right to operate the PMR Service on Company's own behalf on the Dr. Koop Site (the "Company PMR Service")

Concurrently herewith, the Parties are entering into an Interactive Services Agreement of even date pursuant to which AOL is providing access to an Internet Site of Company through the AOL Network (the "Interactive Services Agreement").

Defined terms used but not defined in the body of the Agreement or in the other Exhibits attached to this Agreement will have the respective meanings set forth on Exhibit A attached hereto.


--------------------

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     TERMS
                                     -----

1.   Development.
     -----------

     1.1.  Initial Specifications and Development. Company and AOL will, within
           --------------------------------------
           forty-five (45) days following the Effective Date, jointly agree in writing upon a development plan setting forth detailed specifications for the PMR Service to be developed by Company. Such development plan, as it may be amended from time to time by written agreement of both Parties, is referred to in this Agreement as the "Development Plan." The Development Plan will provide for the PMR Service to utilize AOL namespace and applicable elements and characteristics of that namespace (collectively the "AOL Namespace Technology"), so that all users of the PMR Service will be able to utilize AOL products, services, tools and utilities that utilize the AOL Namespace Technology. The Development Plan will also include the requirement that the PMR Service (a) conform with then-existing technologies identified by AOL which are optimized for the AOL Service and are compatible with AOL's then-available client and host software and the AOL Network; and (b) meet AOL's then current reasonable volume and performance requirements. The Development Plan will also include a commitment by Company to develop and maintain as part of the PMR Service an applications programming interface ("API") to facilitate the transmission and passage of data between AOL and Third Party Service Providers, which API shall be developed and maintained at a quality level consistent with industry APIs intended to facilitate electronic data interchange between commerce partners. Company's commitment to development and maintenance of the API pursuant to this Agreement does not extend to Backend servicing of Third Party Service Provider interfaces and connections to the API, which services the Parties understand Company may perform at a separate charge to such Third Party Service Providers.

     1.1   Timetable. The Parties will agree on a project timetable for
           ---------
           development and launch of the PMR Service as part of the Development Plan. Such project timetable, as it may be amended from time to time by written agreement of both Parties, is referred to in this Agreement as the "Project Timetable."

     1.2   Company Development Responsibilities. Company will be principally
           ------------------------------------
           responsible for the development of the PMR Service in accordance with this Agreement, including all technology and aspects thereof, such as user interface, database and database management technology and interface technology to interface the PMR Service to third parties and content and data from such third parties. Company agrees to diligently perform the development services and to develop and provide the PMR Service in accordance with the Development Plan, the Project Timetable and the operating standards set forth in Exhibit "C" (the "Operating Standards"). Company will be responsible for devoting such personnel, equipment and resources as are required to accomplish such development.

     1.3   AOL Development Responsibilities. The Parties recognize that the
           --------------------------------
           Development Plan may provide for certain development tasks to be undertaken by AOL, where AOL has particular knowledge or expertise that would advance or facilitate such development. To the extent that the Development Plan provides that AOL is responsible for certain development tasks, AOL will diligently perform the development services for which it is responsible as set forth in the Development Plan, and AOL will be responsible for devoting such personnel, equipment and resources as are required to accomplish such development tasks in accordance with the Development Plan and the Project Timetable.

     1.4   Testing and Acceptance. The PMR Service shall, upon completion, be
           ----------------------
           subjected to such testing as each party may desire to conduct, and the PMR Service will not be deployed until approved by both Company and AOL. Upon completion of any such testing conducted by AOL, AOL shall provide Company written notice of approval or disapproval of the PMR Service. The Development Plan and/or Project Timetable shall set forth more detailed procedures, responsibilities and timetables for the acceptance testing process. Any disapproval by AOL shall be based upon AOL's determination that the PMR Service fails to conform to the Development Plan or is not suitable for commercial release and deployment. In the event of disapproval by AOL, AOL shall give its reasons for disapproval in reasonable detail, specifying the nature of the deficiencies, and Company shall thereafter use reasonable efforts to modify the PMR Service and resubmit it for further acceptance testing by AOL. This process shall continue until the PMR Service has been approved by AOL. The date on which AOL notifies Company that AOL approves the PMR Service is referred to herein as the "AOL Approval Date." Any subsequent enhancements, modifications or revisions to the PMR Service will also be subject to AOL's and Company's approval of the specifications therefor and AOL's and Company's testing and approval thereof as set forth in this Section
           1.5. No changes or additions will be made to the PMR Service until such changes or additions (a) conform with specifications agreed to by AOL, (b) conform with then-existing technologies identified by AOL which are optimized for the AOL Service and are compatible with AOL's then-available client and host software and the AOL Network; (c) meet AOL's then current reasonable volume and performance requirements;
           (d) meet such other requirements as AOL may reasonably require as a condition to acceptance of such changes or additions; and (e) have been accepted pursuant to this Section 1.5.

     1.2.  Additional Development Services.
           -------------------------------

           (a) Requirements. At all times during the Term, Company will undertake such development and make such changes to the PMR Service as may be required to ensure that the PMR substantially complies with the Operating Standards.

           (b)   Changes. After the initial development of the PMR Service,
                 -------
                 Company may make such changes to the PMR Service as Company deems appropriate to maintain the PMR Service as a market-competitive service, provided that such changes will be subject to AOL's written approval, not to be unreasonably withheld. In addition, Company will make such changes to the PMR Service as AOL may reasonably request from time to time. Without limiting the foregoing, Company will make such changes to the PMR Service as AOL may reasonably request in order to implement technological innovations as well as to integrate with the PMR Services complementary products, services and/or technologies designated by AOL that are provided by AOL or third parties, including without limitation Third Party Service Providers. In the event AOL requests that Company implement technological innovations or complementary products, services and/or technologies offered by an AOL Strategic Partner, Company will undertake such changes using the technological innovations, products, services and/or technologies offered by such third party. In the event AOL requests that Company implement technological innovations or complementary products, services and/or technologies offered by a third party other than an AOL Strategic Partner, Company may elect either to undertake such changes using the technological innovations, products, services and/or technologies offered by such third party or to deliver to AOL within thirty (30) days following AOL's initial request for such implementation a written plan for implementation of alternative third party or Company technological innovations, products, services and/or technologies offering comparable or better functionality and performance, which plan shall be subject to AOL's approval, not to be unreasonably withheld. Company will provide development services under this Section 1.6(a)(ii) on a high priority basis and on at least as high a priority basis as provided to any third party. Upon any request by AOL for changes or any approval by AOL of changes proposed by Company, the parties will agree upon the specifications for such changes and a development schedule for such changes.

           (c)   Agreements with Third Party Service Providers. The Parties
                 ---------------------------------------------
                 recognize that a significant portion of the value of the PMR Service is its ability to interface with products and services offered by Third

                 Party Service Providers. The Parties recognize that the Development Plan may provide for certain development tasks to be undertaken by third parties, where one or more third parties has particular knowledge or expertise that would advance or facilitate such development. If AOL reasonably requests that Company integrate with the PMR Service complementary products, services or technologies provided by an AOL Strategic Partner, Company will negotiate in good faith with such third party and will enter into, on commercially reasonable terms, such agreements with such third party as may be required to accomplish such integration. In the event that AOL obtains a commitment from a Third Party Service Provider to integrate with the PMR Service complementary products or services of such Third Party Service Provider that are anticipated to expand the number of consumers with access to the PMR Service, AOL may require that Company co-brand or ingredient brand the PMR Service with the name or logo of such Third Party Service Provider in accordance with branding commitments negotiated by AOL and such Third Party Service Provider, subject to the requirements set forth in Section 2.2(a) with respect to ingredient branding to be accorded to Company. For other complementary products, services or technologies integrated with the PMR Service, AOL and Company will negotiate in good faith with one another regarding any co-branding or ingredient branding requested by the third party providing such complementary products, services or technologies. All agreements that Company enters into with any Third Party Service Providers shall explicitly provide that upon expiration or termination of the Term of this Agreement, the Third Party Service Provider shall not be restricted or limited in any manner from providing its products and services to AOL, either directly or through one or more third party transaction processors, it being the intention that AOL will have the ability to continue to offer the PMR Service with any related products or services of Third Party Service Providers that were offered during the Term as part of the PMR Service. AOL shall be a named third party beneficiary of any such agreements.

           (d)   Development Committee. AOL and Company shall each designate an
                 ---------------------
                 individual to serve as development representatives (the "Development Representatives") on a development committee (the "Development Committee"). The initial Development Representative appointed by each Party shall be subject to the other Party's approval, not to be unreasonably withheld. Upon AOL's request, the Development Committee shall also include a development representative appointed by an AOL Strategic Partner. If either Party replaces the initially designated Development Representative, such Development Representative must be replaced by a person of similar rank and stature unless the parties otherwise agree. The Development Committee shall meet on a regularly scheduled basis to discuss development activities and priorities relating to the PMR Service, new technological innovations, complementary products, services and/or technologies, and other matters relating to the ongoing development and maintenance of the PMR Service, including without limitation competitive and business justifications for implementing particular changes. Through the Development Committee, the Parties will approve an updated and revised Development Plan for the PMR Service at least once every six
                 (6) months. In the event that AOL requests that Company integrate with the PMR Service complementary products, services or technologies provided by an AOL Strategic Partner that are reasonably necessary in order to maintain the PMR Service as a market-competitive service, and such integration or implementation would require Company to incur extraordinary unanticipated fees or expenses (such as, by way of example, extraordinary license fees or extraordinary additional hardware expenses), the Development Committee shall discuss the matter and attempt to agree on an appropriate allocation of such expenses between the Parties.

           (e)   Additions As Part of General Obligations. All additions and
                 ----------------------------------------
                 changes provided hereunder will be developed, constructed, programmed, hosted and maintained by Company as required hereunder.

           (f)   AOL Right To Opt Out of Features. The features and functions of
                 --------------------------------
                 the AOL PMR Service and the Company PMR Service shall be the same (subject to such user interface modifications as may be developed by AOL pursuant to Section 2.1(a) that may differentiate the appearance of the AOL PMR Service as it appears on various services on the AOL Network), provided that AOL shall have the right to decline to include in the AOL PMR Service any features or functions of the PMR Service implemented by Company in the Company PMR that AOL finds unsuitable or undesirable for any reason.

           (g) Data Mining and Market Research. AOL and Company shall within sixty (60) days following the Effective Date, jointly agree in writing upon a plan setting forth goals and procedures and allocating responsibilities for storing and manipulating Customer Data and generating such summary and aggregate reports and other compilations of Customer Data as the Parties may desire for purposes permitted under this Agreement (the "Data Mining Plan").

2.   Ownership.
     ---------

     2.1.  Joint Ownership of PMR Service and Underlying Rights.
           ----------------------------------------------------

           (a)   Ownership and Assignments. Except as otherwise provided in this
                 -------------------------
                 Section 2 and subject to the limitations set forth in Section 2.1(b) and (c) of this Agreement, the PMR Service and all proprietary rights in the PMR Service created, developed, owned or other acquired or used during the Term, including all PMR Rights, shall be jointly owned by Company and AOL in equal, undivided shares, and Company and AOL shall each have all the rights of a joint owner of such rights, subject to the limitations and restrictions set forth in this Agreement. To the extent such rights would, in the absence of any assignment of rights, be owned by one Party, such Party hereby transfers and assigns such co-ownership rights to the other Party. Notwithstanding the foregoing, neither Company nor AOL shall have any duty to account to one another or to pay to one another any revenues derived from their respective exploitation of the PMR Service or PMR Rights, except as specifically provided in this Agreement. Any technology or other proprietary rights or other rights created or acquired by or on behalf of a Party after the Term (including any rights that would be considered PMR Rights if created or acquired during the Term) shall belong exclusively to the party creating such rights. Without limiting the foregoing, each Party shall own exclusive rights in any derivative works, modifications, enhancements, adaptations or improvements it creates after the Term based on or derived from any of the PMR Rights, subject to the joint ownership of the underlying PMR Rights. Despite the foregoing, at any time, including during the Initial Term, AOL will have the right to modify, adapt, enhance and customize the user interface of the PMR Service as it appears on the AOL Network (or cause Company to do so on behalf of AOL), and any such modifications, adaptations, enhancements and customizations, and all proprietary rights therein, shall belong exclusively to AOL. It is understood that the PMR Service that is jointly owned by the Parties will itself have a full featured user interface. Customization of such user interface undertaken by AOL for which AOL would own all proprietary rights might include, by way of example, customization to make the user interface of the AOL PMR Service conform to the AOL Look and Feel of one or more of the services comprising the AOL Service, such as the aol.com, CompuServe or America Online brand services. In addition, Company shall not acquire any ownership rights in or to the AOL Namespace Technology; provided that Company shall have the right to utilize such technology solely for the PMR Service after the Term. It is understood that, except as expressly set forth herein, the foregoing is intended to provide each Party with joint rights in and to all aspects of the PMR Service. Each Party will have the right to possession of all aspects of the jointly owned technology, including source code and all documentation of any nature whatsoever. Company shall promptly deliver to AOL copies of all jointly owned technology, including source code and documentation, as it is developed.

           (b)   License. Recognizing that the PMR Service will be developed, in
                 -------
                 part, by modifying, enhancing and creating derivative works based upon the Dr. Koop Personal Medical Records System, Company hereby grants to AOL a perpetual, non-terminable non-exclusive license to any and all portions and elements of the Dr. Koop Personal Medical Records System that are incorporated in or become a part of the PMR Service. Such license includes all rights that a joint owner of all proprietary rights would have in the portions and elements of the Dr. Koop Personal Medical Records System so incorporated into the PMR Service, and Company acknowledges and agrees that, as set forth in
                 Section 2.1(a), Company and AOL will be joint owners of all rights in the PMR Service.

           (c)   Third Party Agreements. All agreements that are entered into
                 ----------------------
                 with any third party with respect to the PMR Service shall explicitly provide that upon expiration or termination of the Term of this Agreement, such third party shall not be restricted or limited in any manner from entering into a similar agreement directly with AOL or a third party, it being the Parties' intention that AOL will have the ability to continue to offer the PMR Service with any and all features, functions and capabilities that were offered during the Term as part of the PMR Service. AOL shall be a named third party beneficiary of any such agreements.

           (d)   Limits on Use by Company. Despite its joint ownership of the
                 ------------------------
                 PMR Service and PMR Rights, during the Initial Term, Company will have the right to use the PMR Service and PMR Rights only as follows: (i) to perform its duties under this Agreement,
                 (ii) to implement the Company PMR Service on the Dr. Koop Site, and (iii) to authorize third parties to deploy, display or offer the Company PMR Service, provided that any such third party deploying, displaying or offering the Company PMR Service during the Initial Term offers is in the business of offering medical or health related products and services and is not in the business of offering Interactive Services or Interactive Sites targeted to consumers, and provided that Company shall use commercially reasonable efforts to obtain from any such third party a written agreement in a form approved by AOL containing (a) commitments to provide AOL with a reasonably prominent AOL-branded button on the first screen of such service, above-the-fold, promoting the availability of the AOL PMR Service; and (b) commitments to promote the availability of the AOL PMR Service in all offline advertising, marketing and promotional materials relating to such third party's deployment, display or offering of the Company PMR Service, in accordance with specific details of such branding and promotional requirements to be mutually approved by AOL and Company, which the Parties agree not to unreasonably withhold. Any such agreement with such third party shall also contain such provisions as AOL reasonably requires to protect AOL's trademark rights. Except as provided in this
                 Section 2.1(c), Company shall have no right, directly or indirectly to utilize the PMR Service or the PMR Rights in any other manner, including to deploy, display or offer the PMR Service or the Company PMR Service (or any other personal medical records service) through any Interactive Site or Interactive Service or otherwise, or to permit any third party directly or indirectly to deploy, display or offer the PMR Service or the Company PMR Service (or any other personal medical records service) through any other Interactive Site, Interactive Service or otherwise. After the Initial Term, subject only to express limitations set forth in this Agreement, Company will have the right to implement and utilize the PMR Service and PMR Rights in its sole and complete discretion without limitation.

           (e)   Limits on Use by AOL. Despite its joint ownership of the PMR
                 --------------------
                 Technology and PMR Rights, during the Initial Term, AOL will have the right to implement and deploy the PMR Technology and PMR Rights and the PMR Service anywhere on the AOL Network, and the right to sublicense to third parties the right to implement and deploy the PMR Technology, the PMR Rights and PMR Service outside the AOL Network. In the event AOL sublicenses the PMR Service for deployment outside the AOL Network, AOL shall require that any sublicensee provide Company ingredient branding comparable to and subject to the minimum requirements of the ingredient branding that AOL is required to accord to Company as set forth in Section 2.2(a), and in the event that AOL receives license fees for such sublicensing of the PMR Service for deployment outside the AOL Network, AOL shall pay Company an amount equal to * * * of such license fees which are paid to AOL for the right to deploy the PMR Service during the Initial Term. After the Initial Term, AOL will have the right to implement and utilize the


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                 PMR Technology, the PMR Rights and the PMR Service in its sole and complete discretion without limitation.

           (f)   Limits on Use After the Term. Despite the provisions of
                 ----------------------------
                 Sections 2.1(a), (b), (c), (d) and (e) which, subject to the provisions of Section 6.11, permit generally unlimited use of the PMR Service and PMR Rights by each Party after the Initial Term, at all times, including after the Initial Term and after the Term, the rights of the Parties with respect to use of Customer Data shall be subject to the limitations set forth in
                 Section 5.4 of Exhibit "B", and each Party shall utilize any PMR Service Data and any other rights of any third party in accordance with any privacy rights, any applicable laws, rules and regulations and/or any contractual rights of such third party, and shall indemnify the other Party hereto against any claims of any such third party arising out of or related to the use by such Party of such Customer Data or PMR Service Data.

           (g)   Facilitation of Licensing of Tools and Technology. To the
                 -------------------------------------------------
                 extent that the ongoing use and/or maintenance of the PMR Service requires access to proprietary tools or technology of either Party and/or of third parties, each Party agrees to make such Party's necessary tools and/or technology available to the other Party at no charge for the purpose of using and maintaining the PMR Service, agrees not to interfere with the other Party's ability to obtain any necessary licenses to such tools and/or technology available from third parties, and agrees to use commercially reasonable efforts to facilitate contacts and discussions between any such third parties and the other Party to this Agreement to obtain any such necessary licenses.


     2.2.  Ownership of AOL PMR Service and Company PMR Service.
           ----------------------------------------------------

           (a)   AOL Ownership of AOL PMR Service. Subject to the provisions of
                 --------------------------------
                 Section 2.1 concerning ownership of the PMR Service and PMR Rights, AOL will own all other aspects of the AOL PMR Service. Without limiting the foregoing: (1) AOL shall retain ownership of all trademarks and service marks used in connection with the AOL PMR Service (other than marks licensed from Company); (2) AOL will own all right, title and interest in and to all aspects of the Advertising, transactional and promotional spaces within the AOL PMR Service (including, without limitation, Advertising, transactional and promotional spaces on any AOL forms or pages which are included within, precede, follow, frame or otherwise are associated with the Licensed Content, the AOL PMR Service and/or any Linked Interactive Sites), including without limitation all ad banners and sponsorship opportunities for the AOL PMR Service, but not including the Backend; (3) AOL will have the exclusive right to sell Advertising, transactions and promotions within the AOL PMR Service and Company will have no right to sell any such item and the specific advertising inventory within any AOL forms or pages or the AOL PMR Service and all aspects of its sale and use will be as determined solely by AOL; (4) AOL will own all URL's, screennames and other screen space attributes of the AOL PMR Service; and (5) except as otherwise expressly provided in this Agreement, AOL will own and control all relationships with AOL Members, AOL End-Users, AOL PMR Users, AOL PMR Members and other users of the AOL PMR Services. In addition, the AOL PMR Service will be branded by AOL in its sole and complete discretion and all such branding will be owned by AOL, provided that, during the Initial Term, AOL will provide Company ingredient branding such as "Powered by drkoop.com, inc." on the first screen of the AOL PMR Service appearing on any portion of the AOL Network and on all subsequent screens of the AOL PMR Service appearing on any portion of the AOL Network, provided that AOL may withhold Company ingredient branding on any screen other than the initial screen where AOL is providing ingredient or co-branding to a third party. AOL shall also have the right to provide Company greater branding determined by AOL in its discretion. Without limiting the foregoing rights, AOL may also provide one or more Third Party Service Providers with branding on the AOL PMR Service, and may require Company to provide co-branding to one or more Third Party Service Providers as provided in
                 Section 1.6(c). AOL will at all times during the Term have the right to continue to provide ingredient branding and/or co-branding as provided above, but its obligations to provide any such branding will expire at the end of the Initial Term. Subject to the provisions of this Section 2.2(a), AOL and Company shall mutually agree on the placement and appearance of the ingredient branding provided to Company by AOL, with Company's approval not to be unreasonably withheld. AOL shall have a period of one hundred twenty (120) days following the Effective Date to conduct due diligence with respect to whether Company has the right to grant to AOL the rights granted to AOL by Company pursuant to this Agreement. Notwithstanding anything to the contrary set forth in this Section 2.2(a), in the event AOL reasonably concludes that Company does not have the right to grant material rights granted to AOL pursuant to this Agreement, or that the exercise by AOL of material rights granted by Company to AOL pursuant to this Agreement will likely subject Company and/or AOL to legal action by a third party, AOL shall have no obligation to provide or require its sublicensees to provide any ingredient branding or co-branding to Company pursuant to this Agreement, without limiting any of AOL's other rights or remedies.

           (b)   Company Ownership of Company PMR Service. Subject to the
                 ----------------------------------------
                 provisions of Section 2.1 concerning ownership of the PMR Service and PMR Rights, Company will own all other aspects of the Company PMR Service. Without limiting the foregoing: (1) Company shall retain ownership of all trademarks and service marks used in connection with the Company PMR Service (other than those marks, if any, licensed from AOL - it being understood that Company has no such rights under this Agreement); (2) subject to the rights of AOL under the Interactive Services Agreement, Company will own all right, title and interest in and to all aspects of the Advertising, transactional and promotional spaces within the Company PMR Service (including, without limitation, Advertising, transactional and promotional spaces on any Company forms or pages which are included within, precede, follow, frame or otherwise are associated with the Company PMR Service and/or any Linked Company Interactive Sites), including without limitation all ad banners and sponsorship opportunities for the Company PMR Service; (3) subject to the rights of AOL under the Interactive Services Agreement, Company will have the exclusive right to sell Advertising, transactions and promotions within the Company PMR Service; (4) subject to the provisions of
                 Section 2.1(a) with respect to AOL's ownership of AOL Namespace Technology, Company will own all URL's, screennames and other screen space attributes of the Company PMR Service; and (5) Company will own and control all relationships with users of the Company PMR Service.

           (c)   General Intent. The provisions of Sections 2.2(a) and (b) are
                 --------------
                 intended to reserve for each Party rights in or to the particular front-end implementation of the PMR Service (i.e., the AOL PMR Service or the Company PMR Service, as applicable) solely to the extent the rights in such implementation are different from the rights in or to the PMR Service and PMR Rights. The Parties agree that, subject to the terms and conditions of this Agreement, all proprietary rights in the Backend of the PMR Service and PMR Rights are intended to be solely owned by Company, except that Customer Data and all rights therein shall be jointly owned, subject to the terms and conditions of this Agreement, regardless of whether such Customer Data is collected, manipulated or resident at the Backend or the front end, provided that those portions of Customer Data generated by Company through Permitted Products and Services shall belong exclusively to Company.


3.   Management of AOL PMR Service by Company for AOL.
     ------------------------------------------------

     3.1.  Management. Except as expressly provided herein, during the Term,
           ----------
           Company will, on behalf of AOL, develop, implement, manage, maintain, host and operate the PMR Service for use by AOL as the AOL PMR Service (including reviewing, deleting, editing, creating, updating and otherwise managing all Content available on or through the AOL PMR Service) in strict accordance with the terms of this Agreement. Except as expressly provided herein and in the Interactive Services Agreement, all Content on the AOL PMR Service, including without limitation, all Products, Links, buttons, promotions, sponsorships or similar Content and all features and transaction opportunities available from the PMR Service will be as agreed to by the Parties as described in the Development Plan, with only such changes as are made or approved by AOL; provided that Company may make changes to the non-core functionality of the AOL PMR Service as reasonably necessary to update and maintain the AOL PMR Service in the ordinary course of management of such service upon written notice to AOL, provided such changes do not materially affect the functioning of, or Products or Content available through, the AOL PMR Service and do not modify the user interface or user registration or access process or methodology. AOL may establish written overall guidelines regarding such changes that will eliminate the need for approval or notification of changes on a case by case basis if such changes are within the agreed upon guidelines. Except as contemplated by the foregoing, Company will not place Content on the AOL PMR Service or make any change to the PMR Service, or any aspect thereof, including the user interface, without AOL's prior approval and AOL has sole control over all such aspects. In addition, AOL will have the right to establish and provide to Company reasonable rules governing the permitted Content to be provided by third parties as part of the AOL PMR Service, and to cause Company to remove any materially nonconforming Content from the AOL PMR Service and to refuse such Content for the AOL PMR Service (such as Content from specific third parties or specific Products). As set forth more fully in, and subject to the provisions of, Section 2.2, AOL has and will retain control and management over all aspect of the AOL PMR Service, including all Advertising, promotional and transactional space for the AOL PMR Service and Company is merely managing such service for AOL subject to AOL's control.

     3.2.  Hosting; Communications. Company will be responsible during the
           -----------------------
           Initial Term and the Tail Period (if applicable) for all communications, hosting and connectivity costs and expenses associated with the AOL PMR Service, provided that, AOL at its discretion and cost may host any or all of the AOL PMR Service, including the initial screen or elements thereof. Company will provide all computer hardware (e.g., servers, network devices, routers, switches, telephones and other similar equipment) and all computer software (e.g., web servers, operating systems, applications, databases and other similar resources) necessary to make the AOL PMR Service available on and through the AOL Network. To the extent necessary for the AOL PMR Service to be competitive with the top two then-current market leaders in personal medical records management services as set forth in Section 1 of Exhibit "C", Company will utilize a dedicated high speed connection to maintain quick and reliable transport of information to and from the Company Data Center and the Internet and T1 or similar connections to and from the Company Data Center and AOL's servers. AOL will be given the opportunity to review and comment upon significant changes to Company's communications and hosting equipment and architecture for the PMR Service. AOL may elect to have Company provide some or all of the operation and hosting services provided in this Section 3 to AOL during the Extension Period (if applicable). Company shall provide to AOL on a weekly basis a report specifying for the prior week aggregate usage, page views, Impressions and new registered users for the AOL PMR Service, and setting forth such additional information and data regarding usage of the AOL PMR Service as AOL reasonably requests.

     3.3.  Operating Standards. In its operation and hosting of the PMR Service,
           -------------------
           Company will ensure that the PMR Service substantially complies at all times with the Operating Standards.

     3.4.  Customer Service. In its operation and hosting of the PMR Service,
           ----------------
           Company will provide the customer service and support specified for the AOL PMR Service on Exhibit D.

     3.5.  Links to Other Sites.
           --------------------

           (a)   No Links. There will be no Linked Interactive Site for the AOL
                 --------
                 PMR Service except as expressly approved by AOL; provided, however, that notwithstanding the foregoing but subject to
                 Section 3.5(b), Company may include a Link to third party Interactive Sites for contextual or editorial purposes so long as (a) such Links only link to the specific contextually relevant page(s) of such third party Interactive Site, which such page(s) appear in a "second" browser window that is smaller than the original Company browser window; (b) Company includes navigational ability within such page(s) for AOL Members to return to the AOL PMR Service; and (c) Company shall use commercially reasonable efforts to ensure that such page(s) do not include Links to areas outside of a Company Interactive Site or the AOL PMR Service. In the event AOL is dissatisfied with any Link from the AOL PMR Service and AOL so notifies Company in writing, then Company shall use its commercially reasonable best efforts to block access by AOL Members to such Link. In the event that Company cannot, through its commercially reasonable best efforts, block access by AOL Members to such Link in question, then Company shall provide AOL prompt written notice of such fact. AOL may (in addition to AOL's other rights under this Agreement, at law or in equity) then, at its option, either (i) restrict access from the AOL Network to the

                 Link in question using technology available to AOL or (ii) in the event access cannot be restricted, direct Company to remove any such Link. Company will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions. AOL will have no obligations of any kind with respect to any Linked Interactive Site (other than a Linked Interactive Site owned or controlled by AOL). Company will be responsible for any hosting or communication costs associated with any Linked Company Interactive Sites (including, without limitation, the costs associated with (i) any agreed-upon direct connections between the AOL Network and such Linked Company Interactive Site, or (ii) a mirrored version of such Linked Company Interactive Site).

           (b)   Traffic Flow. Company will ensure that AOL traffic is either
                 ------------
                 kept within a Linked Company Interactive Site or channeled back into the AOL Network. To the extent that AOL notifies Company in writing that, in AOL's judgment, links from the Linked Company Interactive Site cause more than a de minimus amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then Company will promptly reduce the number of Links out of such site(s). If Company cannot or does not so limit diverted traffic from the Linked Company Interactive Site, AOL reserves the right to terminate the Links from the AOL Network to the Linked Company Interactive Site at issue.

           (c)   Competitive Services. Company will not promote, and will ensure
                 --------------------
                 that Third Party Service Providers do not promote, Interactive Services on pages in the AOL PMR Service other than those that AOL controls. To the extent technically possible, Company will limit or prevent disclosure to a Third Party Service Provider that a specific customer visit is from an AOL Customer, unless otherwise permitted by AOL.


4.   Exclusivity.
     -----------

     4.1.  No Similar or Competitive Products or Services. During the Term,
           ----------------------------------------------
           neither the Company nor any of its Affiliates will provide to any Third Party for use on an Interactive Site, as part of any product or service other than the PMR Service, any Products or services substantially similar to the Products or services offered on the PMR Service.

     4.2.  Limitations on Marketing of Products and Services. Without limiting
           -------------------------------------------------
           the restrictions set forth in Exhibit B on solicitation of AOL Members, Company will not during the Term solicit AOL Members for any products or services except as permitted in this Section 4. Subject to the terms and conditions of this Agreement, Company shall have the right, during the Initial Term, to use Member Information that constitutes part of the PMR Service Data to solicit AOL PMR Members solely through the AOL Network and solely for Permitted Products and Services. As used herein the term "Permitted Products and Services" shall mean those health and medical products and services approved in writing by AOL. AOL shall provide an initial list of Permitted Products and services not later than ninety (90) days prior to the projected Launch Date set forth in the Development Plan. AOL will consider and discuss in good faith with Company on an annual basis expanding the definition of Permitted Products and Services to include additional health and medical products and services that Company desires to market to AOL PMR Members and that require medical or health industry specific knowledge and/or expertise not possessed by AOL, provided that AOL shall have no obligation to approve the inclusion within such definition of any product or service competitive with a product or service offered by AOL or an AOL Strategic Partner or to which AOL has made commitments of exclusivity. AOL agrees, upon Company's request, to use commercially reasonable efforts to facilitate contacts and discussions between any such third parties and Company to explore whether a mutually advantageous business relationship may be established between such third party and Company. During the Tail Period or Extension Period, subject to the terms and conditions of this Agreement, Company shall have the right to use Member Information that constitutes part of the PMR Service Data to solicit Existing Customers only, solely through the AOL Network and solely for Permitted Products and Services, provided that AOL may in its sole discretion elect to permit Company during the Tail Period or Extension Period to solicit all AOL PMR Members rather than only Existing Customers, subject to the other limitations of this sentence. Any software, products and services developed by Company to implement the Permitted Products and Services and all proprietary rights therein shall belong solely to Company. Company shall pay to AOL * * * of PPS Front End Revenues generated during the Term of this Agreement.


5.   Revenue Sharing.
     ---------------

     5.1.  No Sharing Except As Specifically Provided. Except as expressly
           ------------------------------------------
           provided herein, there will be no payments between the Parties, or any sharing of revenues with respect to the PMR Service, the Company PMR Service or the AOL PMR Service (including any Advertising Revenues or Transaction Revenues or Net Revenues). Without limiting the foregoing,


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

           AOL shall retain all revenues of any nature arising out of or in connection with the AOL PMR Service and Company shall, subject to the provisions of the Interactive Services Agreement, retain all revenues from the Company PMR Service. Despite the foregoing, the Company PMR Service shall be considered part of the * * * for all purposes of revenue sharing between the Parties pursuant to the Interactive Services Agreement. In addition, each Party shall retain any rights and revenues it receives from its use of or implementation of the PMR Service or the PMR Rights; without limiting the foregoing, in the event that Company receives any revenues from any third party in connection with the Backend of the PMR Service (such as through data or content agreements with medical providers, insurance companies, etc.), it shall retain such revenues.

     5.2.  Revenue Sharing.
           ---------------

           (a) In consideration of the license to the Dr. Koop Personal Medical Records System granted to AOL by Company pursuant to
                 Section 2.1(b), AOL shall pay to Company the sum of Eight Million Dollars ($8,000,000), payable as follows: * * *. In the event AOL terminates this Agreement prior to four (4) years following the Effective Date pursuant to Section 6.3, 6.4, 6.5 or 6.6, or pursuant to Section 6.7 as a result of a Change of Control of Company, Company shall refund to AOL a pro rata portion of such Eight Million Dollar ($8,000,000), with the amount of such refund diminishing on a straight line basis from the Effective Date to the date of such termination, calculated daily over such four (4) year period. In the event AOL exercises its "Buy-Out Right" pursuant to Section 7.3 of the Interactive Services Agreement, AOL's right to receive a refund pursuant to this Section 5.2(a) shall terminate.

           (b) Other than the payments expressly provided for in this Agreement, Company will be responsible for and pay all costs associated with its services and obligations hereunder, including development, implementation, programming, hosting and production work associated with constructing, hosting, programming, and maintaining the PMR Service and the AOL PMR Service, all costs associated with the Additional Development Services set forth in Section 1.6, and all costs associated with obtaining the Content for the AOL PMR Service, and AOL will have no obligation to repay or otherwise provide Company with compensation for such services, other than the mutual covenants and conditions of this Agreement and the Interactive Services Agreement.


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

           (c) AOL shall pay to Company * * * of CPMR Revenues generated during the Initial Term. The Parties understand that it is AOL's intention to enter into one or more Consumer Accumulative Transactions with third parties and that it may be necessary for AOL to commit to pay such third party(ies) a portion of CPMR Revenues. In the event AOL fails to enter into an agreement within six (6) months following the Effective Date pursuant to which AOL agrees to pay a third party a portion of CPMR Revenues, AOL shall pay to Company * * * of CPMR Revenues generated during the remainder of the Initial Term from Consumer Accumulative Transactions and * * * of CPMR Revenues generated during the remainder of the Initial Term from Non-Consumer Accumulative Transactions.

           (d) If there is a Tail Period, AOL will pay Company for providing the AOL PMR Service and all services required of Company during the Tail Period hereunder an amount equal to the greater of (i) the Cost Plus Reimbursement for such services provided during the Tail Period pursuant to Section 3 or (ii) * * * of CPMR Revenues generated during the Tail Period. If there is a Tail Period, Company will pay AOL * * * of Backend Revenues generated during the Tail Period.

           (e) If there is an Extension Period, AOL shall pay Company an amount equal to * * * of Existing Customer CPMR Revenues generated during the Extension Period. In addition, for any services pursuant to Section 3, if any, that AOL requests Company to provide during the Extension Period, AOL will pay Company an amount equal to the Cost Plus Reimbursement for such services. If there is an Extension Period, Company shall pay AOL an amount equal to * * * of Existing Customer Backend Revenues generated during the Extension Period.

6.   Term; Termination.
     -----------------

     6.1.  Term. The Initial Term, any Tail Period, if any, any Extension
           ----
           Period, if any, and any Transition Period, if any, are referred to herein as the "Term."

     6.2.  Initial Term. Unless earlier terminated as set forth herein, the
           ------------
           initial term of this Agreement will be co-terminus with the term of the Interactive


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

           Services Agreement ("Initial Term"); provided that, if AOL terminates the Interactive Services Agreement prior to the expiration of its initial term pursuant to Section 7.2, 7.4, 7.5 or 7.6 of the Interactive Services Agreement, the Initial Term will, at AOL's discretion, either terminate concurrently with termination of the Interactive Services Agreement or continue for the entire proposed initial term of the Interactive Services Agreement (as if not terminated). Despite the foregoing, it is understood that this Agreement is separate from and severable from the Interactive Services Agreement and that such agreements may be terminated or extended separately and that no termination of this Agreement will automatically terminate the Interactive Services Agreement.

     6.3.  Termination Prior to Launch. AOL will have the right to terminate
           ---------------------------
           this Agreement prior to the Launch Date of the AOL PMR Service if, as a result of Company's failure to fulfill its obligations, the Development Plan is not agreed to within the period specified in
           Section 1.1 or the Launch Date of the AOL PMR Service fails to occur by the milestone date specified therefor in the Development Plan. The Development Plan may include mutually agreed grace periods for achievement of the Launch Date and may include mutually agreed mechanisms for extending the milestone date if delays are caused by AOL's failure to fulfill its obligations.

     6.4.  Termination for Breach. Either Party may terminate this Agreement at
           ----------------------
           any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof.

     6.5.  Special Termination by AOL. AOL shall have the right to terminate
           --------------------------
           this Agreement immediately by providing Company written notice (a) in the event any claim or proceeding is brought against Company for professional negligence or wrongdoing, including without limitation, regarding malpractice or practicing medicine without the appropriate license(s), which claim appears on its face to be potentially meritorious or appears to have the potential for significantly damaging or tarnishing the reputation of the Company or AOL; (b) in the event of any act, omission, event or other cause that would allow AOL to terminate the Interactive Services Agreement; provided that all proper notice and cure periods (if applicable) are given, and provided that AOL terminates the Interactive Services Agreement, or
           (c) upon any event giving rise to a material claim for indemnification by Company hereunder based upon Licensed Content, provided that such termination right is exercised within ninety (90) days after the circumstance giving rise to such right of termination.

     6.6.  Termination for Bankruptcy/Insolvency or Changes in Business. Either
           ------------------------------------------------------------
           Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

     6.7.  Termination on Change of Control. In the event of a Change of Control
           --------------------------------
           of AOL during the Initial Term or a Change of Control of Company during the Initial Term that results in a Specified Entity (identified as such as of the date the related definitive agreement is entered into) acquiring substantially all of the assets of Company or acquiring, either individually or as part of a group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than * * * of either
           (i) the then outstanding shares of common stock of Company; or (ii) the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors,
           (a) AOL shall have the right, within thirty (30) days following receipt of written notice from Company that the Change of Control is effective, to terminate the Agreement by providing thirty (30) days prior written notice, and (b) AOL shall also have the right to terminate the Initial Term and elect to extend this Agreement for the Tail Period provided in Section 6.8 or for the Extension Period as provided in Section 6.9.

     6.8. Tail Period. Upon the expiration or termination of the Initial Term, AOL shall have the right, upon written notice to Company, to extend this Agreement for an additional period (the "Tail Period") of six
           (6) years. During the Tail Period, all of the terms and conditions of this Agreement applicable during the Initial Period shall continue to apply, except that AOL may elect at any time during the Tail Period to discontinue according ingredient branding to Company as provided in Section 2.2(a), provided that if AOL elects to discontinue such ingredient branding, Company may elect to discontinue the branding accorded to AOL pursuant to Section 2.1(c). AOL shall have the right to terminate the Tail Period at any time upon thirty (30) days prior written notice to Company. Company shall assure that it continues to perform its services during any Tail Period and/or Transition Period such that AOL does not experience any material diminution in quality or timeliness of performance of services by Company during such period s.

     6.9.  Extension Period. Upon the expiration or termination of the Initial
           ----------------
           Term, AOL shall have the right, upon written notice to Company, to extend this Agreement for an additional period (the "Extension Period") of three (3) years. During the Extension Period, all of the terms and conditions of this


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

           Agreement applicable during the Initial Period shall continue to apply, except that (a) AOL may elect at any time during the Extension Period to discontinue according ingredient branding to Company as provided in Section 2.2(a), provided that if AOL elects to discontinue such ingredient branding, Company may elect to discontinue the branding accorded to AOL pursuant to Section 2.1(c), and (b) Company shall provide to AOL during the Extension Period only such communications, hosting and connectivity services as AOL requests. AOL shall have the right to terminate the Extension Period at any time upon thirty (30) days prior written notice to Company. Company shall assure that it continues to perform any services it is obligated to provide during the Extension Period such that AOL does not experience any material diminution in quality or timeliness of performance of services by Company during such periods.

     6.10. Transition Period and Facilitation. Company will facilitate the
           ----------------------------------
           conversion of AOL Customers who enroll in the AOL PMR Service hereunder to a new AOL-sourced solution at the expiration or termination of the Term of this Agreement for any reason and will cooperate with all of AOL's reasonable requests in such conversion process (provided that AOL shall pay for Company's services as provided in Section 3.2(b)). At AOL's request, Company shall, commencing eighteen (18) months prior to the end of the Initial Term, prepare a detailed transition plan for AOL's review and approval, including plans for data conversion and any associated software development required to convert to a new AOL-sourced solution. Company shall complete such transition plan and obtain AOL's approval thereof not later than twelve (12) months prior to the end of the Initial Term. During the period of such conversion, AOL will have the right, but not the obligation, to have Company provide all of the services hereunder for up to eighteen (18) months (as selected by AOL in its discretion) after the Initial Term or during the Tail Period or after any expiration or termination of the Term of this Agreement for any reason whatsoever (the "Transition Period"). AOL may terminate the Transition Period at any time upon thirty (30) days prior written notice to Company. During the Transition Period, the terms of this Agreement will continue to apply, including all revenue sharing arrangements in effect immediately prior to the commencement of the Transition Period and all payments by AOL for services provided by Company, except that AOL may elect at any time during the Transition Period to discontinue according ingredient branding to Company as provided in Section 2.2(a). AOL shall pay Company for any incremental transition services provided during the Transition Period that would not otherwise have been provided by Company on a Cost Plus Reimbursement basis. Company acknowledges and agrees that the provision of such transition services are critical to AOL's business and reputation and that monetary damages will be inadequate to compensate AOL for damages in the event Company fails to provide such transition services; accordingly, Company agrees that, without limitation of any of AOL's other rights and remedies, AOL shall be entitled to injunctive relief and specific performance remedies to compel Company to provide such transition services.

     6.11.  Rights Following Termination. Notwithstanding anything to the
            ----------------------------
            contrary set forth in this Agreement, in the event of a termination of this Agreement by AOL pursuant to Section 6.4, 6.5 or 6.6, or pursuant to Section 6.7 as a result of a Change of Control of Company, Company shall have no rights following such termination to use any Customer Data for any purpose whatsoever. In the event of any other expiration or termination of this Agreement, Company and AOL shall have the rights following such expiration or termination of a joint owner of all proprietary rights in the PMR Service and the PMR Service Data, subject to those limitations set forth in
            Section 2.1(e).

     6.12.  Press Releases. Upon execution, the Parties shall jointly prepare a
            --------------
            press release announcing this Agreement, which release shall be disseminated at a mutually agreeable time. Thereafter, press releases and other disclosures will be governed by the terms of
            Section IV of Exhibit "B".

     6.13.  Terms and Conditions; Other Exhibits. Exhibits "A" through "D"
            ------------------------------------
            including the legal terms and conditions set forth on Exhibit "B" attached hereto, are hereby made a part of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                DRKOOP.COM, INC.



By:                                   By:
   --------------------------------       -------------------------------

Print Name:                           Print Name:
           ------------------------               -----------------------

Title:                                Title:
       ----------------------------          ----------------------------

Date:                                 Date:
      -----------------------------         -----------------------------

                           EXHIBIT A  -- DEFINITIONS
                           -------------------------


DEFINITIONS.  The following definitions shall apply to this Agreement:
-----------

Advertising Sales Commission.  Has the meaning set forth in Exhibit B of the
----------------------------
Interactive Services Agreement.

Affiliate.  As to AOL, any agent, distributor or franchisee of AOL, or an entity
---------
in which AOL holds at least a * * * equity interest.. As to Company, any entity or person controlling, controlled by or under common control with Company.

AOL Advertising Revenues. All cash revenues for any relevant period actually
------------------------
charged to and collected from advertisers by AOL for display of advertising, net of reasonable Advertising Sales Commissions and costs of sale and Third Party Payments. In the event any, all or a portion of such advertising are provided to one or more third parties for consideration other than cash, then the amount of revenues, if any, actually booked by AOL for financial accounting purposes in connection therewith shall be included as part of the AOL Advertising Revenue(s). AOL Advertising Revenue(s) does not include any advertising for which no consideration is paid to AOL, such as, by way of example, AOL's own promotional advertising for AOL goods or services, or public service advertising made available by AOL at no charge to third parties.

AOL Approval Date.  Has the meaning set forth in Section 1.5.
-----------------

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM(TM)" brand, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) CompuServe.com, Netscape Netcenter, any other CompuServe or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL End-User.  Any registered user of an AOL Property.
------------

AOL Hometown.  AOL's interactive service, marketed under the "AOL Hometown"
------------
brand available to users of the AOL Network and the World Wide Web portion of the Internet through which such users may publish and maintain World Wide Web pages, use community tools and engage in other interactive activities, specifically excluding (a) the AOL Service and AOL.com, (b) any international versions of such service and such site, (c) the CompuServe(R) brand service, Netscape Netcenter, "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas, such as, without limitation, partner community center pages and Member Pages), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (f) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary interactive service marketed under the "AOL Hometown" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL Look and Feel.  The distinctive and particular elements of graphics, design,
-----------------
organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction


_______________________

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                              Exhibit A - Page 1
of these elements and including the look and feel of the AOL PMR Service to the extent different from the look and feel of the PMR Service.

AOL Member(s).  Authorized users (including any sub-accounts under an authorized
-------------
master account) of the AOL Network or any AOL Property.

AOL Namespace Technology  Has the meaning set forth in Section 1.1.
------------------------

AOL Net Revenues.  The sum of AOL Advertising Revenues and AOL Transaction
----------------
Revenues.

AOL Network.  (i) The AOL Service, (ii) AOL.com, (iii) CompuServe Services, (iv)
------------
CompuService.com, (v) Digital City, (vi) Netscape Netcenter and (vii) any other product or service owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide through which such party elects to offer the AOL PMR Service or Licensed Content (which may include, without limitation, AOL-related Internet sites, "offline" information browsing products, international versions of the any of the foregoing, including those managed by AOL or it Affiliates), MovieFone and ICQ.

AOL PMR Member.  An AOL PMR User who accesses the AOL PMR Service, submits
--------------
Customer Data, and authorizes such Customer Data to be placed in the data bank of the PMR Service.

AOL PMR Service.  The version of the PMR Service operated on the AOL Network or
---------------
any AOL Property or sublicensed by AOL to others pursuant to the terms of this Agreement.

AOL Property.  Any  product, service or property owned, operated, marketed,
------------
distributed, or authorized to be distributed by or through AOL or its Affiliates, including, without limitation, the AOL Service, AOL.com, CompuServe Service, CompuServe.com, Digital City and Netscape Netcenter and any other property on the AOL Network.

AOL Service. The narrow-band U.S. version of the America Online brand service,
-----------
specifically excluding (a) AOL.com and any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services, (d) Netscape Netcenter(TM) and any other Netscape products or services, (e) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City(TM)," "NetMail(TM)," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service, (f) any programming or content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL PMR User. (i) Any person or entity who enters the PMR Service or the AOL PMR
------------
Service from the AOL Network or any AOL Property, including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts) (regardless of whether such person or entity provides an e-mail address during registration or entrance to the PMR Service which includes a domain other than an "AOL.com" domain); and (ii) any other person or entity who, when entering the PMR Service or AOL PMR Service provides an AOL.com domain name as part of such person or entity's e-mail address.

AOL Strategic Partner.  Any person or entity with which AOL has a significant
---------------------
business relationship involving two or more areas of business cooperation.

API.  Has the meaning set forth in Section 1.1.
---

Backend.  The engine and management system that interface with PMR Service and
-------
those portions that interface and connect from such engine and management systems to back-end, non-consumer users/suppliers/vendors for the PMR Service, such as medical providers, insurance companies, etc, other than through the end-user front-ends of the AOL PMR Service or the Company Server.

Backend Revenues.  Aggregate amounts collected plus the fair market value of any
----------------
other compensation received, such as barter services, by Company or Company's agents, as the case may be, arising from the provision by Company of services or products to Backend users, suppliers or vendors for the PMR Service, including without limitation Third Party Service Providers.

Change of Control.  (a) The consummation of a reorganization, merger or
-----------------
consolidation or sale or other disposition of substantially all of the assets of a party * * * or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit A - Page 2

* * * of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

Company Competitor. Has the meaning set forth in Exhibit B of the Interactive
------------------
Services Agreement.

Company Interactive Site. Any interactive site or area  (other than Company
------------------------
Programming) including without limitation the Dr. Koop Site and any customized, mirrored or private-labeled site or area (e.g., versions for local hospitals and broadcast Affiliates), which is managed, maintained or owned by Company or its agents or to which Company provides and/or licenses information, content or other materials, including, by way of example and without limitation, (i) any Company site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed Active Desktop or interactive television service such as WebTV.

Company Internet Site.  Each of the versions of the Dr. Koop Site customized for
---------------------
distribution through the AOL Network in accordance with the Interactive Services Agreement.

Company Programming.  Any (a) area within the AOL Network or outside the AOL
-------------------
Network but exclusively available to AOL Members, which area is developed, programmed, and/or managed by Company, in whole or in part, pursuant to the Interactive Services Agreement or this Agreement and all Content thereon (including, without limitation, message boards, chat and other AOL Member-supplied content areas contained therein) including, without limitation, any co-branded site or page, and community centers, (b) Content provided to AOL by Company pursuant to this Agreement for distribution on or through the AOL Network other than on the Company Internet Site, and (c) Company Tools.

Company PMR Service.  The service that may be provided by Company on the Dr.
-------------------
Koop Site utilizing the PMR Technology and PMR Rights.

Company Tool.  An interactive utility owned, operated, marketed, distributed or
------------
authorized to be distributed by or through Company or it agents that displays results based on data entered by an end-user.

CompuServe Service. The standard HTML version of the narrow-band U.S. version of
-------------------
the CompuServe brand service, specifically excluding (a) any international versions of such service (e.g., NiftyServe), (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services or functionality materially different from the Content, distribution, services or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer, (h) any property, feature, product or service which CompuServe or its affiliates may acquire subsequent to the Effective Date, (i) the America Online brand service and any independent product or service which may be offered by, through or with the U.S. version of the America Online brand service and (j) the HMI versions of the CompuServe brand service.

CompuServe.com.  CompuServe's primary Internet-based Interactive Site marketed
--------------
under the "CompuServe.com(TM)" brand, specifically excluding (a) the CompuServe Service and AOL Service, (b) any international versions of such site, (c) AOL.com, Netscape Netcenter, any other AOL or Netscape products or services or interactive sites, (d) "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through such site or any other AOL or CompuServe Interactive Site,
(e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. versions of the America Online brand service or CompuServe brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL or CompuServe Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or CompuServe Interactive Site which is materially different from CompuServe's primary Internet-based Interactive Site marketed under the "CompuServe.com(TM)" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit A - Page 3
limited to, the material terms of this Agreement, information about AOL Members, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Consumer Accumulative Transaction.  A transaction or agreement entered into by
---------------------------------
AOL with a third party by which AOL anticipates that it will materially expand the number of consumers who access the PMR Service to include consumers with which such third party has a preexisting relationship.

Content.  Text, images, video, audio (including, without limitation, music used
-------
in time relation with text, images, or video), and other data, products, services, advertisements, promotions, Links, pointers, technology and software.

Cost Plus Reimbursement.  For providing the AOL PMR Service to AOL, or for any
-----------------------
applicable services provided by Company to AOL, an amount equal to the least of
(i) Company's incremental direct costs (without any burden, any allocation of overhead general administrative costs or any other indirect costs) in providing such services to AOL hereunder plus * * * of such incremental direct costs; (ii) the fair market value of such services; and (iii) any charges for similar services Company provides to any third party, however situated. For purposes hereof, incremental costs will mean only those costs incurred by Company in excess of Company's costs in operating the Company PMR Service or any aspect of the PMR Service for the Company or for any third party, or of otherwise providing any similar service or Content for any other purpose including to any third party or in connection with any other Interactive Site or other use. For purposes hereof, fair market value shall be determined considering all relevant circumstances; provided that if there are services then being provided on Interactive Sites which are similar to or competitive with the PMR Service, fair market value hereunder may not exceed the costs and charges of such other services. If there are no similar or competitive services, the primary comparison will be to other internet management services, with appropriate adjustments to take into account relevant differences to the extent such services are not similar or competitive.

CPMR Revenues.  Consists of (a) AOL Net Revenues generated from pages on the AOL
-------------
PMR Service targeted to consumers and (b) Data Mining Revenues.

Customer Data.  Has the meaning set forth in Section 5.4 of Exhibit "C".
-------------

Data Mining Plan.  Has the meaning set forth in Section 1.6(g).
----------------

Data Mining Revenues.  Cash revenues charged and collected by AOL for the use,
--------------------
sale, licensing or exploitation of Customer Data (whether in the form of individual data or summary or aggregate reports or compilations of Customer
Data).

Development Committee.  Has the meaning set forth in Section 1.6(d).
---------------------

Development Representatives.  Has the meaning set forth in Section 1.6(d).
---------------------------

Development Plan.  Has the meaning set forth in Section 1.1.
----------------

Digital City.   The standard, narrow-band U.S. version of Digital City's local
-------------
content offerings marketed under the Digital City brand name, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe(R) brand service and any other CompuServe products or services (d) "Driveway," "ICQ(TM)," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "Digital City," "NetMail(TM)," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of Digital City's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date, (h) any other version of a Digital City local content offering which is materially different from the narrow-band U.S. version of Digital City's local content offerings marketed under the Digital City brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City- branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

Dr. Koop Personal Medical Records System.  All existing software owned by
----------------------------------------
Company and used on or in connection with the operation and/or maintenance of the Dr. Koop Site.

Dr. Koop Site. The Internet site and Content, currently located at
-------------
URL:http://drkoop.com and all related URLs (including without limitation any third party affiliated versions of such site (e.g., customized, mirrored, co-


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit A - Page 4
branded private labeled sites (e.g., versions for private hospitals, broadcast affiliates)), which are managed, maintained or owned by Company or its agents or to which Company licenses information, content or other materials.

Existing Customers.  Any person who, during the Initial Term, becomes an AOL PMR
------------------
Member.

Existing Customer Ratio.  In any accounting period after the Initial Term, the
-----------------------
ratio of Existing Customers to total AOL PMR Members. Total AOL PMR Members during any accounting period after the Initial Term shall be the average of the number of AOL PMR Members as of the beginning of such period and the number of AOL PMR Members as of the end of such period.

Existing Customer Backend Revenues.  In any accounting Period after the Initial
----------------------------------
Term, Backend Revenues for such period multiplied by the Existing Customer Ratio for such period.

Existing Customer CPMR Revenues.  In any accounting period after the Initial
-------------------------------
Term, (a) AOL Advertising Revenues generated from pages on the AOL PMR Service targeted to consumers for such period multiplied by the Existing Customer Ratio for such period, plus (b) AOL Transaction Revenues generated from Existing Customers.

Extension Period.  Has the meaning set forth in Section 6.9.
----------------

Keyword Search Terms. Has the meaning set forth in Exhibit B of the Interactive
--------------------
Services Agreement.

Initial Term.  Has the meaning set forth in Section 6.2.
------------

Interactive Service. * * *.
-------------------

Interactive Services Agreement.  Has the meaning set forth in the Recitals, as
------------------------------
such agreement may be amended from time to time.

Interactive Site. Any interactive site or area, including, by way of example and
----------------
without limitation, (i) a Company site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's Active Desktop.

Launch Date.  The date on which the AOL PMR Service first becomes generally
-----------
available (other than in beta versions) to AOL Members as contemplated by the timing schedule set forth in Section 1.1 hereof.

Link.  The mechanism by which a user at one Interactive Site can automatically
-----
move to another Interactive Site, or any screen within such Interactive Site.

Linked Interactive Site. Any site or area outside of the AOL Network which is
-----------------------
linked to Company Programming or the AOL PMR Service (through a "pointer" or similar Link) subject to approval by AOL in accordance with the terms and conditions of this Agreement.

Linked Company Interactive Site.  Any Company Interactive Site which is also a
------ ------------------------
Linked Interactive Site.

Licensed Content.  All Content provided by Company or its agents through the AOL
----------------
PMR Service, the Company Internet Site and/or the AOL Network in connection with the subject matter of this Agreement, including without limitation all Company Programming.

Notwithstanding any other provision of this Agreement it is understood that AOL will have the same rights as Company in and to Licensed Content that is part of the PMR Service or PMR Rights or is obtained in connection therewith, and that such Licensed Content is co-owned by Company and AOL pursuant to Section 2 of this Agreement. If License Content is licensed from a third party, then AOL and Company shall each have all licensed rights, subject to the terms of this Agreement.

Member Page.  Has the meaning set forth in Exhibit B of the Interactive Services
-----------
Agreement.

Net Revenues.  Has the meaning set forth in Exhibit B of the Interactive
------------
Services Agreement.

Netscape Netcenter.  AOL's primary Internet-based Interactive Site marketed
------------------
under the "Netscape Netcenter(TM)" brand and located at www.netscape.com or such
                                                        ----------------
other URL as AOL may designate specifically excluding (a) the AOL Service and AOL.com (b) any international versions of such site, (c) CompuServe.com, any other CompuServe products or services or interactive sites, "ICQ," "AOL NetFind(TM)," "AOL Instant Messenger(TM)," "NetMail(TM)" or any similar independent product or service offered by or through the Netcenter site or any other AOL Interactive Site, (d) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (e) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (h) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the Netscape Netcenter brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit A - Page 5
platform or through any platform or device other than a desktop personal computer.

Non-Consumer Accumulative Transaction.  A transaction or agreement entered into
-------------------------------------
by AOL with a third party in which AOL does not anticipate materially expanding the number of consumers who access the PMR Service to include consumers with which such third party has a preexisting relationship.

Operating Standards.  Has the meaning set forth in Section 1.3.
-------------------

Permitted Products and Services.  Has the meaning set forth in Section 4.2(b).
-------------------------------

PMR Rights. All rights to data, contracts, technology and intellectual property
----------
and other rights developed or acquired during the Term by Company in connection with the PMR Service or its ownership or operation, including the PMR Service Data but not including Backend contracts with vendors to or Backend customers of the PMR Service, including medical providers, insurance companies and any party making data inquiries relating to data other than the Customer Data or supplying data other than Customer Data.

PMR Service.  An application and related tools and utilities that collect and/or
-----------
display and/or communicate healthcare information, communicates and/or act as a repository or database of personal and/or general healthcare information and/or personal medical records, and/or permit users to input data into such repository or database and/or manage, transmit or organize any of the foregoing. The PMR Service includes, without limitation, the API, any software programs and business logic that effectuate any collection, manipulation, and/or storage of data and/or any transfer of data to and from the consumer user interface of the PMR Service and the data repository of the PMR Service. The PMR Service does not include the Backend.

PMR Service Data.  All Customer Data and other data provided to or obtained by
----------------
the PMR Service through the Backend, together with all Customer Data and other data provided by any End-User of the AOL PMR Service or the Company PMR Service with authorization that it be placed in the data bank of the PMR Service, but not including any Customer Data except as so expressly authorized.

PPS Front End Revenues. (a) Amounts paid to Company by AOL PMR Members in
----------------------
connection with the sale, licensing, distribution or provision of any Permitted Products and Services and excluding, in each case, (i) amounts collected for sales or use taxes or duties and (ii) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost; and (b) amounts paid to Company by third parties for the right to sell, license, distribute, provide or promote Permitted Products and Services to AOL PMR Members.

Product.  Any product, good or service which Company (or others acting on its
-------
behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Members directly or indirectly through (i) the AOL PMR Service or the PMR Service (including through any Interactive Site linked thereto) (ii) any other electronic means directed at AOL Members (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the AOL PMR Service or the PMR Service, requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder) and also including all Products as defined in Exhibit B of the Interactive Services Agreement.

Project Timetable.  Has the meaning set forth in Section 1.2.
-----------------

Specified Entity shall mean any of the following entities and any affiliates of
----------------
such entities:* * *. AOL shall have the right in its reasonable discretion to add reasonably comparable parties to the definition of Specified Entity from time to time upon sixty (60) days written notice to Company.

Tail Period.  Has the meaning set forth in Section 6.8.
-----------

Term.  The period beginning on the Effective Date and ending upon the expiration
----
or earlier termination of this Agreement (including the Initial Term and any Tail Period and Transition Period).

Third Party Payments.  Payments made to third parties in connection with
--------------------
distribution of an AOL Service that are directly related to revenue generated by AOL for the display of advertising.

Third Party Service Providers.  Any third party that provides Content, products
-----------------------------
or services which AOL determines are supplementary or compatible with the PMR Service, can be utilized in conjunction with the PMR Service or provide similar or alternative functionality to the PMR Service.

Transaction Revenues. Aggregate amounts paid by AOL PMR Users in connection with
--------------------
the sale, licensing, distribution or provision of any products which is generated from pages on the AOL PMR Service and excluding, in each case, (a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, but not excluding cost of goods sold or any similar cost

Transition Period.  Has the meaning set forth in Section 6.10.
-----------------


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit A - Page 6

                EXHIBIT B -- STANDARD LEGAL TERMS AND CONDITIONS
                ------------------------------------------------


I.     AOL NETWORK

1.1    Content.  Company represents, warrants and covenants that all Content
       -------
contained within or provided through the PMR Service, the AOL PMR Service, the Company Internet Site, all Company Programming and all Licensed Content (i) does and will conform to AOL's applicable Terms of Service, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property, (ii) does not and will not infringe on or violate any copyright, trademark, U.S. patent, rights of publicity, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not and will not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively,
the "Rules").   In the event that AOL notifies Company in writing that any such
Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then Company shall use its commercially reasonable best efforts to block access by AOL PMR Users to such Content. In the event that Company cannot, through its commercially reasonable best efforts, block access by AOL Members to such Content in question, then Company shall provide AOL prompt written notice of such fact. AOL may (in addition AOL's other rights under this Agreement, at law or in equity) then, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct Company to remove any such Content. Company will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions. AOL will have no obligations with respect to the Products or Content made available by or on behalf of Company on or through the AOL PMR Service or the PMR Service, including, but not limited to, any duty to review or monitor any such Products or Content.

1.2    Health and Medical Information Content. Company represents, warrants and
       --------------------------------------
covenants that (a) Company will not engage in or facilitate any practice or service on or through the PMR Service, the AOL PMR Service, the Company Programming or the Company Internet Site that would constitute the illegal or unauthorized practice of medicine, the practice of pharmacy, or other regulated professional practice in the health care area, as defined by applicable state and federal laws, rules and government regulations and/or the regulations, policies or guidelines of any applicable professional or accrediting organization; (b) Company possesses all necessary governmental authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions to conduct its business as contemplated by this Agreement; (c) if any of the Licensed Content professes to provide expert, professional or other specialty advice or Content (such as, without limitation, medical or psychological, religious, financial, etc.), Company shall ensure that all such Licensed Content is prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and such Licensed Content complies with applicable standards of the applicable profession and all applicable laws and regulations; (d) any physicians used to answer questions from users of the PMR Service, the AOL PMR Service and/or the Company Internet Site will be experienced, qualified and competent to provide answers to the questions posed to them, and possess any necessary special qualifications, training, or certification appropriate in the areas in which they answer questions, and will be properly licensed by the appropriate governing body of each jurisdiction where the nature of heir conduct through the PMR Service, the AOL PMR Service, or the Company Internet Site would require such licensing; and (e) it will promptly provide AOL with such information as AOL may from time to time reasonably request for the purpose of verifying Company's compliance with its obligations under this paragraph. In the event AOL reasonably determines that there has been a violation of any of the foregoing covenants, or if AOL reasonably determines that any Content within the PMR Service, the AOL PMR Service or the Company Internet Site may reasonably be expected to expose AOL or its Affiliates to legal or financial liability or other adverse consequences, then AOL may (in addition AOL's other rights under this Agreement, at law or in equity), at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or (ii) in the event access cannot be restricted, direct Company to remove any such Content. Company will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

1.3    AOL Network Distribution. The distribution, placements and/or promotions
       ------------------------
described in this Agreement or otherwise provided to Company by AOL shall be used by Company solely for its own benefit, will link to and promote solely the Licensed Content within the AOL PRM System, the Company Internet Site or Company Programming. Content provided for the PMR Service or the AOL PMR Service will not be resold, traded, exchanged, bartered, brokered or otherwise offered or transferred to any third party or contain any branding other than branding contemplated by this Agreement. Further, the Content of all such distribution, placements and promotions shall be subject to AOL's policies relating to advertising and promotion, including those relating to AOL's exclusivity commitments and other contractual preferences to third parties.


                               Exhibit B - Page 1

1.4    Changes to AOL Properties. AOL reserves the right to redesign or modify
       -------------------------
the organization, structure, "look and feel," navigation and other elements of the AOL Service, AOL Hometown, AOL.com or any other AOL Property, including without limitation, by adding or deleting channels, subchannels and/or screens.

1.5    Accessibility; Kids & Teen Policies.  AOL reserves the right, in its
       -----------------------------------
reasonable discretion at any time, to designate the AOL PMR Service, Company Internet Site, Company Programming and all linked Interactive Sites, or any portions thereof, as Content targeted to Kids (children ages 12 and under), Young Teens (children 13-15) and/or Mature Teens (16-17). In the event Company disagrees with AOL's designation, Company shall not distribute or provide the Content in question on or through the AOL PMR Service, Company Internet Site or Company Programming until the Parties agree upon the proper designation of such Content. Company shall ensure that all Content (including all advertising) distributed on or through the Company Internet Site or Company Programming which is targeted to the above age groups, including but not limited to Content designated as such by AOL, complies with any relevant AOL policy (Kids, Young
Teens, Mature Teens) including any viewruling obligations.   Without limiting
the generality of the foregoing or any other provision of this Agreement, Company shall (i) provide clear and prominent notice of collection practices and all possible uses of information before collecting personal identifying information from Kids, Young Teens or Mature Teens online; (ii) never post personal identifying information about Kids, Young Teens or Mature Teens online or sell or otherwise disclose such information to third parties; (iii) all advertorial advertising and sponsorships shall be clearly labeled as "advertorial" or with similar language and (iv) ensure that all chat rooms and message boards are monitored on a daily basis by staff that has undergone AOL Community Leader training; and each chat room shall (a) open and close in accordance with a posted schedule (i.e., no 24/7 access), (b) have a special "help" area for Kids, Young Teens and/or Mature Teens, as applicable, and (c) be monitored (at least on a floating basis) by and AOL-trained Community Leader. Company shall notify AOL in writing whenever it intends to distribute Content for these age groups on or through the PMR Service, Company Internet Site and/or Company Programming to ensure proper age restriction categorization.

1.6    Member Page. AOL will have no obligation with respect to the Content and
       -----------
services available on or through any Member Page including, but not limited to,
any duty to review or monitor any such Content and services.   AOL expressly
disclaims any liability to Company for the Content and services contained in any Member Page or any expense, claim, demand, costs, loss or damage arising out of any use of the Company-provided Content available from, without limitation, a Community Center, the PMR Service, the AOL PMR Service or the Company Internet Site. Company agrees to release AOL and its Affiliates, including partners, directors, officers, employees and agents from any and all claims, rights and recourses for such loss or damage.

1.7    Contests.  Company shall ensure that any contest, sweepstakes or similar
       --------
promotion conducted or promoted through the PMR Service, the AOL PMR Service or the Company Internet Site and/or Company Programming (a "Contest") complies with all applicable laws and regulations, except for Contests sponsored by AOL. Company shall provide AOL with (i) at least thirty (30) days prior written notice of any Contest and (ii) upon AOL's request, an opinion from Company's counsel confirming that the Contest complies with all applicable federal, state and local laws and regulations.

1.8    No Auctions. All sales, if any, of Products through the PMR Service or
       -----------
the AOL PMR Service will be conducted through a direct sales format; Company will not promote, sell, offer or otherwise distribute any Products through any format other than a direct sales format (e.g., through auctions or clubs) without the prior written consent of AOL.

1.9    Disclaimers.  Upon AOL's request, AOL agrees to include within the PMR
       -----------
Service and/or the AOL PMR Service, and/or the Company Internet Site and/or Company Programming disclaimers (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Content (including any Products and services) is provided solely by Company and not AOL, and any transactions are solely between Company and AOL Members using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the PMR Service, the AOL PMR Service, the Company Internet Site or Company Programming. In addition, Company shall prominently provide a notice/disclaimer on the Welcome Mat and all applicable areas and features of the PMR Service and the AOL PMR Service substantially as follows: "The following area or feature is provided solely for educational and entertainment purposes only and is not intended to constitute professional medical or psychological advice or counseling. If you need medical or psychological services, please contact a licensed professional in your area. Always follow the advice of your physician or therapist in regards to treatment information and considerations, rather than any information contained herein, including without limitation, in text files, message boards, chat rooms, articles, or software libraries. Company shall not in any manner state that AOL recommends or endorses Company or its Content. The Parties will review the above disclaimer from time to time with the intent of minimizing each Party's exposure to liability.

                              Exhibit B - Page 2

1.10   Insurance. At all times during the Term, Company shall maintain insurance
       ---------
coverage no less than:* * *. Company shall include AOL as a named insured party on all such policy or policies. Company shall provide AOL with a copy of such policy or policies within sixty (60) days after the Effective Date, failing which, in addition to all other available remedies, AOL shall be entitled to delay the launch of the Licensed Content on the AOL Network. From time to time upon AOL's request, Company shall provide AOL with certificates from the respective insurance company(ies) confirming Company's compliance with this paragraph. Company shall promptly notify AOL of any material adverse change in such policy or policies.

1.11   Rewards Programs.  Company shall not offer, provide, implement or
       ----------------
otherwise make available on the PMR Service, the AOL PMR Service, the Company Internet Site or the Company Programming any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of Company or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards."

1.12   Navigation.  In cases where an AOL Member performs a search for Company
       ----------
through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, or any other navigational tools), AOL shall have the right to direct such AOL Member to the Company Internet Site, or any other Company Interactive Site determined by AOL in its reasonable discretion. AOL will also have the right to establish in its discretion navigational Links and pointers connecting the AOL PMR Service with other areas on or outside of the AOL Network.

1.13   AOL Look and Feel. Company acknowledges and agrees that AOL shall own all
       -----------------
right, title and interest in and to the AOL Look and Feel, including all of the look and feel of the AOL PMR Service (subject to Company's ownership in any Licensed Content, Company tradenames and marks and other copyrighted material of Company with the PMR Service. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the AOL PMR Service or the Company Internet Site or Company Programming (the "AOL Frames"). AOL may, at its discretion, incorporate navigational icons, Links and pointers or other Content into such AOL Frames.

1.14   Operations.  AOL shall be entitled to require reasonable changes to the
       ----------
AOL PMR Service, the PMR Service, the Company Internet Site and Company Programming to the extent such services or site will, in AOL's good faith judgment, adversely affect operations of the AOL Network, provided that this sentence shall not be deemed to grant AOL any editorial control with respect to the Company Internet Site and Company Programming.

1.15   Classifieds.  Company shall not implement or promote any classifieds
       -----------
listing features through the PMR Service, the AOL PMR Service, the Company Programming without AOL's prior written approval. Such approval may be conditioned upon, among other things, Company's conformance with any then-applicable service-wide technical or other standards related to online classifieds.

1.16   Message Boards; Chat Rooms and Comparable Vehicles. Any Content submitted
       --------------------------------------------------
by Company or its agents within message boards, chat rooms or any comparable vehicles will be subject to the license grant relating to submissions to "public areas" set forth in the AOL Terms of Service. Company acknowledges that it has no rights or interest in AOL Member submissions to message boards , chat rooms or any other vehicles through which AOL Members may make submissions within the AOL Network. Company will refrain from editing, deleting or altering, without AOL's prior approval, any opinion expressed or submission made by an AOL Member within Company Programming or the AOL PMR Service, except in cases where Company has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property's Terms of Service.

1.17   Duty to Inform.  Company shall promptly inform AOL of any information
       --------------
related to the PMR Service, the AOL PMR Service, the Company Internet Site, Company Programming or the Licensed Content which could reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates by any third party.

1.18   Customer Service.  Company shall respond promptly and professionally to
       ----------------
questions, comments, complaints and other reasonable requests regarding the PMR Service, the AOL PMR Service, the Company Internet Site, Company Programming or the Licensed Content by AOL Members or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. Company shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) and AOL shall have no responsibility with respect thereto. Company shall comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                              Exhibit B - Page 3

1.19   Production Work.  In the event that Company requests any AOL production
       ---------------
assistance, Company shall work with AOL to develop detailed production plans for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL shall notify Company of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected
in a separate work order signed by the Parties.   All fees to be paid to AOL for
any such production work shall be paid in advance.   To the extent Company
elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of Company shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Anchor Tenant Button and the Company Internet Site ("Routine Services"), Company will pay the then-standard fees charged by AOL for such Routine Services.

1.20   Production Tools. AOL shall determine in its sole discretion, which of
       ----------------
its proprietary publishing tools (each a "Tool") shall be made available to Company in order to develop and implement the Licensed Content during the Term (e.g., to build Rainman sites). Company shall be granted a nonexclusive license
 ----
to use any such Tool, which license shall be subject to: (i) Company's compliance with all rules and regulations relating to use of the Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and (iii) Company's express recognition that AOL provides all Tools on an "as is" basis, without warranties of any kind.

1.21   Launch Date.  In the event that any terms contained herein relate to or
       ------------
depend upon the launch date of the AOL PMR Service, it is the intention of the Parties to record the Launch Date in a written instrument signed by both Parties promptly following such Launch Date; provided that, in the absence of such a written instrument, the Launch Date shall be as reasonably determined by AOL based on the information available to AOL.

1.22   Keywords.   Any Keyword Search Terms to be directed to the PMR Service,
       --------
the AOL PMR Service or the Company Internet Site shall be (i) subject to availability for use by Company and (ii) limited to the combination of the Keyword search modifier combined with a registered trademark of Company. AOL reserves the right to revoke at any time Company's use of any Keyword Search Terms which do not incorporate registered trademarks of Company. Company acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest Company holds in Company's registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, Company will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

1.23   Accounts.  To the extent AOL has granted Company any accounts on the AOL
       --------
Service, Company will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all monthly charges and usage fees premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to Company, [but Company will not be liable for charges incurred by any account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear]. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account.


II.    TRADEMARKS

2.1    Trademark License.  In designing and implementing any marketing,
       -----------------
advertising, or other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "Promotional Materials") and subject to the other provisions contained herein, Company shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online" brand service, "AOL" service/software and AOL's triangle logo and, in connection therewith, Company shall comply with the AOL styleguide available at keyword:
"style guide"; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of Company (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice. This Section does not


                              Exhibit B - Page 4
provide Company to use any of the Marks of AOL other than in connection with the AOL PMR Service. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

2.2    Rights. Each Party acknowledges that its utilization of the other Party's
       ------
Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

2.3    Quality Standards.  Each Party agrees that the nature and quality of its
       -----------------
products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

2.4    Promotional Materials. Each Party will submit to the other Party, for its
       ---------------------
prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials; provided, however, that after initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference in Promotional Materials to the existence of a business relationship between AOL and Company, including, without limitation, the availability of the AOL PMR Service and the Licensed Content through the AOL Network, or use of screen shots relating to the distribution under this Agreement (so long as the AOL Network is clearly identified as the source of such screen shots) for promotional purposes shall not require the approval of the other Party. Once approved, the Promotional Materials may be used by a Party and its Affiliates for the purpose of promoting the distribution of the AOL PMR Service and/or Licensed Content through the AOL Network and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

2.5    Infringement Proceedings.  Each Party agrees to promptly notify the other
       ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.


III.   REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not materially violate any material agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.


IV.    CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will not use Confidential Information of the other Party other than for purposes of this Agreement and will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party (unless a shorter period is required by an applicable legal requirement). Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will
(i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential


                              Exhibit B - Page 5
treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body.


V.     RELATIONSHIP WITH AOL MEMBERS

5.1    Solicitation of Subscribers.
       ---------------------------

       (a) During the term of this Agreement and for a two year period thereafter, Company will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Members on behalf of another Interactive Service. More generally, Company will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL Member to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with Company (not including any transaction through the AOL PMR Service); or (ii) provided information to Company through a contest, registration, or other communication, which included clear notice to the AOL Member that the information provided could result in commercial e-mail or other online communications being sent to that AOL Member by Company or its agents. Any commercial e-mail or other online communications to AOL Members which are otherwise permitted hereunder will (a) include a prominent and easy means to "opt-out" of receiving any future commercial e-mail communications from Company and (b) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

       (b) Company shall ensure that its collection, use and disclosure of information obtained from AOL Members under this Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Company Internet Site, Company's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to Members regarding Company's collection, use and disclosure of user information). Company will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Members as end users of an AOL product or service or use Member Information collected under this Agreement to market another Interactive Service.

5.2    Email Newsletters. Any email newsletters sent to AOL Members by Company
       -----------------
or its agents shall (i) be subject to AOL's policies on use of the email functionality, including but not limited to AOL's policy on unsolicited bulk email, (ii) be sent only to AOL Members requesting to receive such newsletters,
(iii) not contain Content which violates AOL's Terms of Service, and (iv) not contain any advertisements, marketing or promotion for any other Interactive Service .

5.3    AOL Member Communications. To the extent Company is otherwise permitted
       -------------------------
to send communications to AOL Members (in accordance with the other requirements contained herein): in any such communications to AOL Members on or off the Company Internet Site (including, without limitation, e-mail solicitations), Company will limit the subject matter of such communications to those categories of products, services and/or content that are specifically contemplated by this Agreement and will not encourage AOL Members to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an Interactive Site other than the Company Internet Site for the purchase of Products, (ii) using Content other than the Licensed Content; (iii) bookmarking of Interactive Sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL PMR User communications, in the event that Company encourages an AOL PMR User to purchase products through such communications, Company shall ensure that (a) the AOL Network is expressly promoted as the primary means through which the AOL PMR User can access the Company Internet Site (including without limitation by stating the applicable Keyword Search Term and including direct Links to specific offers within the Company Internet Site) and (b) any Link to the Company Internet Site will link to a page which indicates to the AOL PMR User that such user is in a site which is affiliated with the AOL Network.

5.4    Customer Data; AOL Data. Any data provided by customers that is generated
       -----------------------
directly from the * * * or produced by Company in performing its obligations in managing such service, including, without limitation, customer names, addresses, credit card information and AOL screennames is referred to herein as the "Customer Data"). Notwithstanding the joint ownership of the Customer Data provided in Section 2.1(a), Company (a) shall comply with all paragraphs of this
Section 5, (b) shall provide users the right to have their Customer Data deleted from any database created by or on behalf of Company, (c) shall not have the right to use the Customer Data to market or promote any consumer direct information, services or products reasonably construed to be in competition with the PMR


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              Exhibit B - Page 6

Services, including without limitation any product or service that permits consumers to view, enter or modify Customer Data; and (d) shall not have the right to sell, license or provide Customer Data (whether in the form of individual data or summary or aggregate reports or compilations of Customer
Data) to any third party without AOL's prior written consent. Without limiting the foregoing, Company's and AOL's use of the Customer Data shall be subject to the terms of this Agreement and AOL's then-applicable privacy policies; provided that both Parties shall use customer-specific medical profile information on a customer-by-customer basis in accordance with both Parties' applicable privacy policies. Any data provided by AOL to Company (e.g., usage reports) (the "AOL Data") shall be and remain the property of AOL, and the AOL Data will be promptly returned to AOL by Company in the form in which such data is maintained by Company or, if AOL so elects, will be destroyed, upon (i) AOL's request, (ii) expiration or termination of this Agreement for any reason, or (iii) with respect to any particular AOL Data, on such earlier date that the same is no longer required by Company in order to provide the services required hereunder. Company will not use the AOL Data for any purpose other than that of providing such services, nor will the AOL Data, or any part thereof, be disclosed, sold, assigned, leased, or otherwise disposed of to third parties by Company or commercially exploited by or on behalf of Company, its employees or agents. Company will not possess or assert any lien or other right against or to the AOL Data. The Parties agree to amend the provisions of this paragraph from time to time to in good faith to the extent necessary to comply with applicable law, rule or regulation; provided that if any such amendment to the provisions of this paragraph has, or is likely to have, an adverse effect on either Party, then such Party may refer such matter to the Management Committee for resolution.


VI.    TREATMENT OF CLAIMS

6.1    Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE
       ---------
OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE PMR SERVICE, THE AOL PMR SERVICE THE AOL NETWORK OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT THE FOREGOING SHALL NOT RESTRICT A PARTY'S RIGHTS FOR INDEMNIFICATION AS SET FORTH IN SECTION 6.3 BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN * * *; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT; AND PROVIDED FURTHER THAT THE FOREGOING LIABILITY CAP SHALL NOT APPLY TO (1) EITHER PARTY'S BREACH OF THIS AGREEMENT INVOLVING FRAUD, INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OR (2) EITHER PARTY'S INTENTIONAL BREACH OF ANY TERM, CONDITION OR OBLIGATION UNDER THIS AGREEMENT.

6.2    No Additional Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS
       ------------------------
AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE PMR SERVICE, THE AOL PMR SERVICE, THE AOL NETWORK, ANY AOL PUBLISHING TOOLS, OR THE LICENSED CONTENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH OF COMPANY AND AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK, THE PMR SERVICE, THE AOL PMR SERVICE OR THE COMPANY INTERNET SITE.

6.3    Indemnity.
       ---------

       (a) Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("Liabilities"), resulting from the indemnifying Party's material breach of any obligation, representation, or warranty of this Agreement.

       (b) If a Party entitled to indemnification hereunder (the "Indemnified Party") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "Action"), the Indemnified Party shall give the other Party (the "Indemnifying Party") prompt written


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                              Exhibit B - Page 7
notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten
(10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party shall have the right to participate fully, at its own expense, in the defense of such Action. If a dispute arises over whether the Party requesting indemnification hereunder is so entitled, the Party requesting indemnification shall be free, without prejudice to any of such Party's rights hereunder, to compromise or defend (and control the defense of) such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

6.4    Acknowledgment.  AOL AND COMPANY EACH ACKNOWLEDGES THAT THE PROVISIONS OF
       --------------
THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.


VII.   ARBITRATION

       (a) The Parties shall act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, claim, controversy or disagreement (each a "Dispute") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns under or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot resolve the Dispute within such timeframe, the Dispute shall be submitted to the Management Committee for resolution. For ten (10) days after the Dispute was submitted to the Management Committee, the Management Committee shall have the exclusive right to resolve such Dispute; provided further that the Management Committee shall have the final and exclusive right to resolve Disputes arising from any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten (10) day period, then the Management Committee will consider in good faith the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a mediator, the Dispute will be subject to the resolution mechanisms described below. "Management Committee" shall mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party shall seek, nor shall be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable to amicably resolve the dispute as set forth in this paragraph (a) and then, only in compliance with the procedures set forth in this Section.

       (b) Except for Disputes relating to issues of (i) proprietary rights, including but not limited to intellectual property and confidentiality, and (ii) any provision of this Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms (which shall be resolved by the Parties solely and exclusively through amicable resolution as set forth in paragraph (a), any Dispute not resolved by amicable resolution as set forth in paragraph (a) shall be governed exclusively and finally by arbitration. Such arbitration shall be conducted by the American Arbitration Association ("AAA") in Washington, D.C. and shall be initiated and conducted in accordance with the Commercial Arbitration Rules ("Commercial Rules") of the AAA, including the AAA Supplementary Procedures for Large Complex Commercial Disputes ("Complex Procedures"), as such rules shall be in effect on the date of delivery of a demand for arbitration ("Demand"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith that the Complex Procedures shall not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.


                              Exhibit B - Page 8

       (c) The arbitration panel shall consist of three arbitrators. Each Party shall name an arbitrator within ten (10) days after the delivery of the Demand. The two arbitrators named by the Parties may have prior relationships with the naming Party, which in a judicial setting would be considered a conflict of interest. The third arbitrator, selected by the first two, shall be a neutral participant, with no prior working relationship with either Party. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by the AAA from the panel of commercial arbitrators of any of the AAA Large and Complex Resolution Programs. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise.

       (d) The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, shall govern the arbitrability of all Disputes. The arbitrators shall allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators shall reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence shall apply in toto. The arbitrators may enter a default decision against any Party who
-------
fails to participate in the arbitration proceedings.

       (e) The arbitrators shall have the authority to award compensatory damages only. Any award by the arbitrators shall be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. The award rendered by the arbitrators shall be final, binding and non-appealable, and judgment upon such award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration shall be kept confidential and no Party shall disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

       (f) Each Party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be born equally by the parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness dictates a different allocation of Arbitration Costs between the Parties and an award of Attorneys' Fees to the prevailing Party as determined by the arbitrators.

       (g) Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section or law (collectively, "Non-Arbitration Claims") shall be brought in a court of competent jurisdiction in the State of New York. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the State of New York and the federal courts situated in the State of New York, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims or to enforce a judgment rendered in an arbitration proceeding.


VIII.  MISCELLANEOUS

8.1    Auditing Rights.  Each Party shall maintain complete, clear and accurate
       ---------------
records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("Records"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL shall have the right, at its expense, to conduct a reasonable and necessary copying and inspection of portions of the Records of Company that are directly related to amounts payable to AOL pursuant to this Agreement, which right may, at AOL's option, be exercised by directing an independent certified public accounting firm to conduct such inspection. For the sole purpose of ensuring compliance with this Agreement, Company shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of AOL that are directly related to amounts payable to Company pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following. Such audits shall not be made more frequently than once every twelve months. No such audit of AOL shall occur during the period beginning on June 1 and ending October 1. No such audit of Company shall occur during the period beginning on December 1 and ending April 1. In lieu of providing access to its Records as described above, AOL shall be entitled to provide Company with a report from an independent certified public accounting firm confirming the information to be derived from such Records.

8.2    Excuse.  Neither Party shall be liable for, or be considered in breach of
       ------
or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.


                              Exhibit B - Page 9

8.3    Independent Contractors.  The Parties to this Agreement are independent
       -----------------------
contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

8.4    Notice.  Any notice, approval, request, authorization, direction or other
       ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail on the AOL Network (to screenname "AOLNotice" in the case of AOL) or by confirmed facsimile; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available. In the case of AOL, such notice will be provided to both the Senior Vice President for Business Affairs (fax no. 703-265-1206) and the Deputy General Counsel (fax no. 703-265-1105), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of Company, except as otherwise specified herein, the notice address shall be the address for Company set forth in the first paragraph of this Agreement, with the other relevant notice information, including the recipient for notice and, as applicable, such recipient's fax number or AOL e-mail address, to be as reasonably identified by AOL.

8.5    No Waiver.  The failure of either Party to insist upon or enforce strict
       ---------
performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same shall be and remain in full force and effect.

8.6    Return of Information.  Upon the expiration or termination of this
       ---------------------
Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified by the other Party.

8.7    Survival.  Sections IV, V, VI, VII and VIII of this Exhibit C, shall
       --------
survive the completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement and any provision which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

8.8    Entire Agreement.  This Agreement sets forth the entire agreement and
       ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

8.9    Amendment.  No change, amendment or modification of any provision of this
       ---------
Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

8.10   Further Assurances. Each Party shall take such action (including, but not
       ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

8.11   Assignment.  Company shall not assign this Agreement or any right,
       ----------
interest or benefit under this Agreement without the prior written consent of AOL. Assumption of this Agreement by any successor to Company (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

8.12   Subcontractors. To the extent Company utilizes consultants or
       ---------------
subcontractors to perform a material portion of its obligations under this Agreement, such consultants and/or subcontractors shall be subject to AOL's prior written approval and Company shall provide AOL with direct contact information for the employees of such consultants and/or subcontractors who are responsible for performing such obligations, which employees shall be available during business hours for consultation with AOL.

8.13   Construction; Severability.  In the event that any provision of this
       --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and


                              Exhibit B - Page 10
restrictions of this Agreement shall remain in full force and effect.

8.14   Remedies.  Except where otherwise specified, the rights and remedies
       --------
granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

8.15   Applicable Law. This Agreement shall be interpreted, construed and
       --------------
enforced in all respects in accordance with the laws of the State of New York except for its conflicts of laws principles.

8.16   Export Controls.  Both parties shall adhere to all applicable laws,
       ---------------
regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

8.17   Headings.   The captions and headings used in this Agreement are inserted
       --------
for convenience only and shall not affect the meaning or interpretation of this Agreement.

8.18   Counterparts.  This Agreement may be executed in counterparts, each of
       ------------
which shall be deemed an original and all of which together shall constitute one and the same document.


                               Exhibit B - Page 11

                                   EXHIBIT C
                                   ---------


                              Operating Standards
                              -------------------


1. Performance Standards. Company will operate and manage the AOL PMR Service and the PMR Service so that they each will continue to be competitive at all times (in terms of, among other things, features, functionality, and breadth and depth of services) with the top * * * then-current market leaders in the United States, in aggregate personal medical records services, as determined by each of the following methods: (a) a cross-section of third party reviewers who are recognized authorities in the field; and (b) with respect to all material quality averages in such field, including each of: (i) pricing of Products; (ii) performance in technical and functional terms, including range and speed of features and functionality and performance; (iii) scope and selection of Products; (iii) quality of Products; (iv) customer service and fulfillment; (v) accuracy and timeliness of Content, including regularity and thoroughness of updating of Content (including, in particular, time sensitive Content); and (vi) ease of use. In addition, the PMR Service will be competitive in all material respects with those services offered by competitors of the PMR Service, including the performance and availability of similar sites based on similar technology. For each of the above, Company shall not be responsible for any failure to remain competitive under such criteria where such failure is attributable to requirements of, or features or functionality requested by, AOL under this Agreement (not in any event relating to scalability - it being understood that Company is required to assure performance on a fully scalable basis). Company will perform its management obligations hereunder in a timely and professional manner and in accordance with the terms of this Agreement. Company will ensure that the PMR Service is current and well-organized at all times. Company will cause the PMR Service to operate in substantial conformance with any specifications therefore agreed upon by the Parties for the duration of the Term, including the initial specifications agreed to pursuant to the Development Plan.

2.     Added Features.  After the initial development of the PMR Service and the
       --------------
AOL PMR Service, Company will offer to add to the PMR Service and AOL PMR Service all features and functionality, data and other Content directly related to, or part of, a personal medical records service: (a) which is available on the Dr. Koop Site or any other Company Internet Site or (b) is provided by Company to any third party for use on any other Interactive Site; and/or (c) otherwise so that the PMR Service complies with these Operating Standards. Such additional features and functionality and Content described will be made available to the PMR Service and the AOL PMR Service promptly and no later than concurrently with the release of such features and functionality by Company for any alternative use.

3.     Hosting; Capacity. Company will or be responsible for all computer
       -----------------
hardware (e.g., servers, routers, network devices, switches and associated hardware) in an amount reasonably necessary to meet anticipated traffic demands, adequate power supply (including generator back-up) and HVAC, adequate insurance, adequate service contracts and all necessary equipment racks, floor space, network cabling and power distribution to support the PMR Service and the AOL PMR Service. Company is fully responsible for the maintenance and the day-to-day operation of the PMR Service and AOL PMR Service implementations. Company will provide AOL with a detailed Network diagram. In addition, Company will provide AOL with detailed information regarding separate file downloads available from the PMR Service and the AOL PMR Service, which files are of a large enough size that they could materially impact the AOL technical network, if any, including file size, type and download/installation procedures.

4.     Speed; Accessibility.  Company will ensure that the performance and
       --------------------
availability of the PMR Service and of the AOL PMR Service is each monitored on a * * * basis. Company will use commercially reasonable efforts to ensure that:
(a) the functionality and features within the AOL PMR Service are optimized for the client software then in use by AOL Customers; and (b) the AOL PMR Service is designed and populated in a manner that minimizes delays when AOL Customers attempt to access such site. At a minimum, Company will ensure that AOL PMR Service data transfer initiates within fewer than * * * on average.

5.     Performance Testing.  Prior to launch of any promotions described herein,
       -------------------
Company will permit AOL to conduct, in a coordinated fashion with Company, performance and/or load testing of the AOL PMR Service until AOL is reasonably satisfied that launch can occur, to include but not be limited to the following:

       (a) AOL Compatibility Testing to ensure that the Company's product meets the compatibility standards specified in this Exhibit;

       (b)   Network Bandwidth Load Testing as specified in this Exhibit;


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                              Exhibit C - Page 1

       (c)   Network/Web Site Architecture as specified in this Exhibit; and

       (d)  Encryption Methodology

6.     Service Level Response.  Company agrees to use commercial best efforts to
       ----------------------
provide the following service levels in response to problems with or improvements to the PMR Service and the AOL PMR Service:

       (a) For material functions of software that are or have become substantially inoperable (e.g., inability to access website or conduct transactions), Company will respond within * * * and provide a bug fix or workaround within * * * after the first report of such error.

       (b) For functions of the software that are impaired or otherwise fail to operate in accordance with agreed upon specifications (e.g., search engine), Company will provide a bug fix or workaround within * * * after the first report of such error.

       (c) For errors disabling only certain non-essential functions (e.g., broken Links or non-critical applications), Company will provide a bug fix or workaround within * * * after the first report of such error.

       (d) For all other errors, Company will address these requests on a case-by-case basis as soon as reasonably feasible.

7.     Monitoring.  The parties will mutually develop detailed escalation
       ----------
procedures for Company (e.g., contact names and notification mechanisms such as email, phone, page, etc.) and for notification of AOL by Company of any scheduled or unscheduled downtimes. In the event of any performance malfunction or other emergency related to the PMR Service or the AOL PMR Service, Company will keep AOL reasonably informed regarding such malfunction or emergency and Company's efforts to remedy the situation and will comply with AOL's reasonable response requirements. The parties will develop in consultation with each other a process to monitor performance and member behavior with respect to access, capacity, security and related issues both during normal operations and during special promotions/events. Such process will require that Company keep AOL reasonably informed regarding the results of such monitoring.

8.     Telecommunications. The Parties will agree on a plan for Company to
       ------------------
provide encryption methodology to secure data between the Parties' data centers. The network between Company and the Internet will be configured such that no single component failure will significantly impact AOL Customers. The network between Company and the Internet will be sized such that no single line runs at more than * * * average utilization for a 5-minute peak in a daily period.

9.     Security Review. Company and AOL will work together to perform an initial
       ---------------
security review of, and to perform tests of, the Company system, network, and service security in order to evaluate the security risks and provide recommendations to Company, including periodic follow-up reviews as reasonably required by Company or AOL. Company will use commercially reasonable best efforts to fix any security risks or breaches of security as may be identified by AOL's Operations Security. Specific services to be performed on behalf of AOL's Operations Security team will be as determined by AOL in its reasonable discretion.

10.    Technical Performance.  Company will perform the following technical
       ---------------------
obligations (and any reasonable updates thereto from time to time by AOL):

       . Company will design the PMR Service to support the following browsers and platforms: MSIE 3.0 (Windows 3.1, Win95 and 98 & Mac); MSIE 3.0 (Mac); MSIE 4.0 (Win 3.1, Win95 & 98 and Mac); MSIE 5.0 (Win 3.1, Win 95 & 98 and Mac) Netscape 3.0 (Win 3.1, Win95 & 98 &
             Mac); Netscape 4.0 (Win 3.1, Win95 & 98 & Mac); Netscape 5.0 (Win 3.1, Win 95 & 98 & Mac); AOL 3.0 - 16bit and 32bit on PC; AOL 3.0 on Mac; AOL 4.0 on PC and Mac; and make commercially reasonable efforts to support all other AOL browsers listed at:
             "http://webmaster.info.aol.com."

       . Company will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at: "http://webmaster.
             info.aol.com/Brow2Text.html."

       . Company will design its site to support HTTP 1.0 or a backward compatible later protocol as defined in RFC 1945 (available at "http://ds.internic.net/rfc/rfc1945.text") and to adhere to AOL's parameters for refreshing cached information listed at http://webmaster.info.aol.com/CacheText.html.
             --------------------------------------------

11.    AOL Internet Services Partner Support.  AOL will provide Company with
       -------------------------------------
access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of Company or support for


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* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                              Exhibit C - Page 2
any technologies, databases, software or other applications which are not supported by AOL or are related to any Company area other than the PMR Service. Support to be provided by AOL is contingent on Company providing to AOL demo account information (where applicable), a detailed description of the PMR Service' software, hardware and network architecture and access to the PMR Service for purposes of such performance and load testing as AOL elects to conduct. Company will remain responsible to ensure that the PMR Service satisfies the specified access and performance requirements as outlined in this Exhibit.

12.  Subcontracting.  Company may subcontract with others to services required
     --------------
of Company hereunder, subject to AOL's consent, not to be unreasonably withheld or delayed. Company will remain primarily responsible for the performance of such third parties in conformance with the requirements of this Agreement. Without limiting the foregoing, Company will be fully responsible for the performance and scalability of its subcontractors' platforms, as well as the interconnectivity between Company and those subcontractors (e.g., OFX Adapter Layer). Company will use commercially reasonable efforts to have the PMR Service provide AOL a mechanism for AOL to interact with such third parties on operational and other issues relating to the PMR Service. In addition, if AOL believes any such third party is not performing as required by this Agreement, Company will cause the correction of such performance, or, if requested by AOL, the termination of the relationship as it relates to the PMR Service. Company will be responsible for negotiations and account management with Third Party Service Providers.

13.  Obligation.  Except as otherwise expressly set forth in this Agreement, as
     ----------
between the parties Company will be responsible for all aspects of the performance of the PMR Service, including security (such as SSL encryption) and compliance of the PMR Service with all specifications.

14.  Alternative Sites.  Company will maintain the AOL PMR Service as a separate
     -----------------
site from any other site so that all users are AOL PMR Users. Company will not take or omit to take any action in its provision of the AOL PMR Service that would direct users to, or enhance or promote the possibility that users of the AOL PMR Service would enter or use, another service or Product competitive with or similar to the PMR Service or any Product thereon, including any Company Internet Site. Without limiting the foregoing, Company will not direct promotions to AOL PMR Users or third parties that promote any other such service or Product.

15.  Problem Resolution. Company agrees to use commercially reasonable efforts
     ------------------
to provide the following service levels in response to problems with the PMR
Service:

       . For material functions of the PMR Service that have become inoperable, Company will use its best efforts to provide a bug fix or workaround within * * * after Company's receipt of the first report of such error.

       . For other functions of the PMR Service that are impaired or otherwise fail to operate in accordance with agreed upon specifications, Company will provide a bug fix or workaround within * * * after the first report of such error.

       . For all other problems with the functionality or performance of the PMR Service, Company will use commercially reasonable efforts to fix such problems within * * * after the first report of such problems, or if not reasonably practicable, as soon as reasonably feasible.

For any problem that is not, or reasonably cannot be, resolved within the above time frames, Company shall provide AOL with prompt notice of Company's inability to timely remedy such problem.


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* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                              Exhibit C - Page 3

                                   Exhibit D
                                   ---------

   General Requirements for Customer Service in Connection with PMR Service
   ------------------------------------------------------------------------

1.     Delineation of Responsibilities
       -------------------------------


a) Company will provide front line email customer service support for AOL Customers, identified or branded with the name of the AOL Property used by the AOL Customer. Any customer email service requests related to the PMR Service that are received by AOL will be routed to Company.

b) AOL will provide front line telephone customer service support for AOL Customers, and Company will provide second line telephone service support (i.e., telephone support to AOL's customer service personnel

2.     Service Level Agreements
       ------------------------

Company will use commercially reasonable efforts to meet the following service level agreements and will notify AOL if there is any substantial deviation from these agreements by Company or any of its associated content providers as described in Exhibit G, Section 1 a) above.


CALLS-  Require * * * of calls answered in 2 minutes

EMAIL-  Require * * * turn-around time on emails

HOURS- Require telephone support hours to be * * *. Weekend support will be made available based on assessment of demand

QUALITY SUPPORT- Reasonable standards are met with results from monitoring TS Rep calls/emails (Quality Assurance Team) and results from customer satisfaction surveys (Voice of the Customer).

REPORTING- Need weekly and monthly reporting on calls offered/handled, ASA, emails handled & response time, case summary & detail reports

3.     Reporting and Monitoring
       ------------------------

Company will provide AOL access to all customer service reports and statistics needed to allow AOL to monitor customer service levels supported by Company and its associated content providers. This includes providing AOL with access to Company customer service logs as well as the logs of content providers who are also providing customer service support for the PMR Service.

AOL and Company will negotiate in good faith establishing such additional support procedures as may be required to provide AOL Customers with first class, competitive customer support for the PMR Service.


--------------------

* * *   Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                 Exhibit D - Page 1